ASSIGNMENT AND MODIFICATION OF LEASES


         THIS ASSIGNMENT AND MODIFICATION OF LEASES (this "Assignment) is made as of the 16th day of August, 1996, by and among the D. R. STEPHENS & COMPANY, a California limited partnership ("Lessor"), NETWORK COMPUTING DEVICES, INC., a California corporation ("Assignor"), and PINNACLE SYSTEMS, INC., a California corporation ("Assignee").

                                    Recitals

         A. Lessor and Assignor, as Lessee, entered into that certain Standard Industrial/Commercial Single-Tenant Lease-Net for the approximately 53,300 square foot premises located at 280(A) North Bernardo Avenue, Mountain View, California, and that certain Standard Industrial/Commercial SingleTenant Lease-Net for the approximately 53,160 square foot premises located at 280(B) North Bernardo Avenue, Mountain View, California, each dated as of August 18, 1992. Said Leases are referred to herein collectively as the "Leases" and individually as the "280(A) Lease" and the "280(B) Lease". Copies of the Leases are attached hereto as Exhibits A and B and made a part hereof by reference.

         B.       On the terms and conditions hereinafter provided:

                  (i) Assignor desires to assign the Leases to Assignee and be released by Lessor from all further obligations in connection with the Leases, except as otherwise herein provided and except with respect to that certain Sublease attached hereto as Exhibit E (the "Sublease") between Assignor and Assignee of even date herewith concerning the 280(A) North Bernardo premises;

                  (ii) Assignee desires to accept the assignment and assume the lessee's obligations under each of the Leases, provided the Leases are modified in certain respects; and

                  (iii) Lessor is willing to modify the Leases as desired by Assignee and to approve the assignment to Assignee and the Sublease, provided the Leases are modified in certain additional respects.

         THEREFORE, Lessor, Assignor and Assignee agree as follows:

         1. Assignment. Subject and pursuant to the terms and conditions set forth herein and in that certain Agreement to Assign and Modify Leases between the parties hereto dated June 5, 1996 (the "Agreement") and in that certain Agreement Concerning Assignment of Leases of even date therewith between Assignor and Assignee (the "Agreement Concerning Assignment"), for value received, receipt of which is hereby acknowledged, Assignor hereby assigns and transfers to Assignee all of its right, title, and interest in and to each of the Leases. Assignee shall succeed to all rights and privileges under the Leases, except as herein otherwise provided. Assignor covenants with Assignee that Assignor is the lawful owner of the assigned interests; that the Commencement Date under each of the Leases was October 1, 1992; that the Leases are in full force and effect and not in default or subject to a condition which, with the giving of notice or passage of time or both, would constitute a default; that the assigned interests are free and clear of and from all liens and encumbrances; that Assignor has good right to sell and assign said interests as aforesaid; and that Assignor has no claims against Lessor under the Leases and this assignment is made without reservation of any kind as against Lessor.

         2. Return of Assignor Deposits. Assignor acknowledges the receipt of its security deposits which have been returned to Assignor by Lessor in the combined amount of $83,040, less any amounts which may have been applied by Lessor in accordance with the provisions of the Leases. Assignor acknowledges that the amount it is receiving concurrently with the execution and exchange of this Assignment is in full satisfaction of Lessor's obligation to Assignor with respect to amounts deposited by Assignor pursuant to the Leases. Assignee acknowledges that Lessor is returning Assignor's deposits to Assignor, that such deposits are not among the interests of Assignor which are assigned pursuant to this Assignment, and that Assignee is depositing its own funds pursuant to this Assignment.

         3. Condition of Premises. Assignor acknowledges that it has had occupancy and control of the premises under the Leases at all time from the Commencement Date thereunder through the date hereof, that Lessor completed its obligations for improvements and repairs under the Leases, including without limitation, all obligations under the Work Letter Agreements of the Leases and the roof replacement and any and all work indicated by the inspection report pursuant to Sections 2 and 3 of the Addenda to the Leases; and that Assignor has been responsible for all maintenance and repairs of the premises except for Lessor's obligation to replace, if necessary, the air conditioner compressors and heat exchangers pursuant to Section 2(b) of the Addendum to each of the Leases. Accordingly, Assignor, rather than Lessor, has been in a position to know the condition of the premises and has been responsible for their condition. Except as otherwise provided herein or in the Agreement, any warranty or representation to Assignee as to the condition of the premises is being made under the Agreement Concerning Assignment to which Lessor is not a party, except that, to the extent possible, Assignor and Lessor hereby assign to Assignee, on a nonexclusive basis, the benefits of the warranty for the aforesaid roof replacement.

         4. Lessor Disclaimer as to Condition. Lessor makes only those limited representations set forth in the Agreement but absolutely no representation or warranty as to the condition of the buildings located on the premises. All such representations or warranties included in the Addenda and the Work Letter Agreements to the Leases no longer apply. Assignee acknowledges that Assignor has made access to the premises available to Assignee, that Assignee has inspected the premises to its satisfaction, and that, as to Lessor and except as otherwise provided herein or in the Agreement, Assignee accepts the premises in their present condition, as is, without conditions, reservations, representations or warranties whatsoever; provided, however, that the foregoing shall not be deemed to release Lessor from any liability Lessor otherwise might have arising from the presence of any hazardous substances in the soil or groundwater of the premises prior to the date of this Assignment; and provided further, without limiting the generality of Assignee's foregoing acknowledgments, that Lessor shall have no liability whatsoever in connection with or as a result of any hazardous materials which may be present within the buildings on the premises, including without limitation, asbestos containing materials as disclosed in a report by Reel Grobeman which has been made available to Assignee through Assignor and which materials Lessor understands were removed or otherwise remediated in accordance with applicable laws in the course of Assignor's improvements to the premises. Any representations or warranties Assignee may have received with respect to the conditions of the buildings located on the premises have been made only by Assignor; Assignee agrees to look solely to Assignor with respect thereto; and Assignor releases Lessor from and acknowledges and agrees it has no claim against Lessor for, damages, indemnification, contribution or any other cause in any way arising out of or in connection with the condition of the premises, and Assignor further agrees to defend, indemnify, and hold Lessor harmless from and against any such claims, except to the extent caused by the active or gross negligence or wilful misconduct of Lessor or Lessor's employees, agents or contractors. Assignee acknowledges that, as between Assignee and Lessor, Assignee is responsible for all maintenance, repair and improvement on or about the premises as and when required under the Leases, including without limitation, any work required to conform to codes and regulation, whether currently applicable or enacted or applied in the future, and specifically including, without limitation, the Americans with Disabilities Act.

         5. Compressor and Exchanger Replacement. Except as otherwise set forth under the Leases (as modified by this Assignment), the only obligation of Lessor with respect to the condition of the premises for the duration of the Leases, including all possible extensions thereof, shall be as follows: If the air conditioner compressors and heat exchangers servicing the premises under either of the Leases should require replacement prior to June 30, 2000, Lessor shall be responsible for such replacement. Pending any such replacement, Assignee shall be responsible for repair and maintenance of said compressors and exchangers. After any such replacement and after June 30, 2000, in any event, Assignee shall be responsible for all further repair, maintenance and replacement of the compressors and exchangers as well as all other repairs, maintenance and replacements necessary to keep the premises in good order, condition and repair in accordance with Paragraph 7.1(a) of the Leases, and Lessor shall use best efforts to assure that Assignee is an express beneficiary of any warranty received by Lessor in connection with such replacement of the air conditioner compressors and heat exchangers.

         6. Acceptance and Assumption. Assignee accepts the assignment of the Leases as hereinafter modified and expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations required to be kept, performed, and fulfilled by the Lessee under each of the Leases as so modified, and as between Assignee and Lessor, whether the obligation shall have occurred on, before or after the date hereof. Lessor shall look to Assignee for payment of all costs and expenses from and after the date hereof which are the responsibility of "Lessee" under the Leases (as modified by this Assignment); and it shall be the responsibility of Assignor and Assignee to agree between themselves by separate instrument as to any prorations or allocations they desire to make. Lessor shall not be a party to or involved with such prorations or allocations.

         7. Contribution to Tenant Improvements. Assignee acknowledges receipt of the sum of $16,000 from Lessor to be used towards the construction of tenant improvements to be made by Assignee. Except as otherwise set forth in the Agreement, and, as between Assignor and Assignee, as may be set forth in the Agreement Concerning Assignment, Assignee agrees that all other costs of tenant improvements or alterations of any kind shall be the sole responsibility of Assignee.

         8. Construction of Tenant Improvements. Assignee may construct tenant improvements as shown on the plans and specifications referenced in Exhibit C hereto, which plans and specifications are approved by Lessor. Assignee's agreement to observe and perform in accordance with the provisions of the Leases includes, without limitation, abiding by the provisions of Paragraphs 7.3 and
7.4 governing

Utility Installations, Trade Fixtures and Alteration, with respect to these tenant improvements. Upon surrender of the premises, Assignee may leave in place all improvements made by Assignor and all improvements made by Assignee pursuant to the plans and specifications referenced in Exhibit C, except to the extent Lessor, as part of its approvals of said plans and specifications, has reserved in writing the right to require Assignee to remove certain aspects of the Exhibit C improvements on or before surrender of the premises. All other conditions of the Leases required for the premises upon surrender shall continue in full force and effect.

         9. Consent to Assignment. Lessor consents to the assignment to Assignee of the Lessee's interest in and to each of the Leases as modified hereby. Except for Assignor's obligations under the Sublease, Lessor waives, releases and discharges Assignor from all obligations under the Leases; provided that neither this release nor the modification of the Leases shall in any way affect any obligation or liability of Assignor to Assignee with respect to the condition of the premises, the state of Assignor's right or title in and to the interests assigned hereunder, or any other matter between Assignor and Assignee, or any obligations or liabilities of the parties to one another pursuant to this Assignment. Lessor's consent to this assignment shall not be deemed or construed to be a waiver of any term, covenant, condition or provision of either of the Leases (except as otherwise expressly herein provided) nor a consent to any further, subsequent or other assignment or subleasing under either of the Leases, all rights of Lessor under each of the Leases as modified by this Assignment being hereby reserved.

         10. Assignee Rent Payment. Lessor acknowledges receipt of the sum of $45,305.00 to be applied towards the rent due for the calendar month as of which this Assignment is dated, under the 280(A) Lease and the sum of $45,186.00 to be applied towards the rent due for the same month under the 280(B) Lease. Assignee shall be responsible to Lessor for all rent from and after the date hereof.

         11. Assignee Security Deposit. Lessor acknowledges receipt of the additional sum of $100,700 to be held as a combined security deposit for Assignee's performance under the Leases, to be held by Lessor and refundable to Assignee as provided in Paragraph 5 of the Leases.

         12. Modification of Leases. The Leases are modified as follows:

                  a. Term. The Original Term of each of the Leases is extended to the last day of December, 2003, but this shall not extend the period of Lessor's obligation for any required replacement of air conditioner compressors and heat exchangers.

                  b. Rent. The Base Rent payable each month under each of the Leases shall be as follows:



Period                                       280(A) Lease        280(B) Lease
- ----------------------------------------    --------------      --------------
Date hereof to May 31, 2001                   $45,305.00          $45,186.00
June 1, 2001, to December 31, 2003            $50,635.00          $50,502.00

                  c. Insuring Party. Paragraph 1.9 of each of the Leases is amended to provide that the "Insuring Party" is the Lessee.

                  d. Option to Extend. The option to extend each of the Leases as granted to Assignor at Section 8 of the Addenda is granted to Assignee and the "Lessee" pursuant to any Permitted Transfer (as defined in Paragraph 12.j), revised as set forth in Exhibit D attached hereto and made a part hereof by reference.

                  e. Late Charges. The grace period for payment of rent and other sums due under each of the Leases is extended from the five (5) days provided in Paragraph 13.4 of the Leases to seven (7) days.

                  f. Right of First Refusal. Assignor's right of first refusal is terminated by this Assignment. Assignee shall have no right of first refusal at any time after Assignee's receipt of written notice of delinquency from Lessor. The right of first refusal shall apply only in the event of an outright sale of the premises, and Assignee shall have no right of first refusal in the event Lessor transfers the premises by way of a capital contribution to another entity, including without limitation, a REIT. In the event Lessor's intended sale of the property is structured as an exchange or other tax-advantaged transfer, Assignee's right of first refusal shall apply only if Assignee is able to and does cooperate in the exchange or structure the other transfer so that Lessor achieves the intended tax advantage.

                  g. Signage. Paragraph 34 of the Leases is deleted. Assignee shall have the right, at Assignee's sole cost, to install and maintain at, in or around the premises any and all signage advertising Assignee's business and operations at the premises that Assignee desires. The size, location, and nature of such signs shall be subject to all applicable governmental ordinances and regulations. The means of affixing the signs shall be subject to Lessor's prior written approval, and the signs shall be subject to provisions of Paragraph 7 of the Leases (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Lessor reserves the right to have "for lease" and/or "for sale" signs posted on or about the premises at any time after November 30, 2002, if Assignee has not given notice of its election to exercise the option to extend the term, and at any time after November 30, 2012, if Assignee does extend the Leases for the Option Term.

                  h. Permitted Uses. The permissible uses specified under Paragraph 1.8 of each of the Leases is amended to read, "Light manufacturing, assembly, research and development, warehouse, sales, general office and all other legal uses."

                  i. Rent. Paragraph l(d) of the Addendum to each of the Leases is deleted.

                  j. Assignment. Notwithstanding anything to the contrary set forth in the Leases, Assignee may, with only prior notice to Lessor and without the consent of Lessor, and, without any participation by Lessor in assignment or subletting proceeds ("transfer considerations"), assign the Leases or sublease the premises to (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Assignee, (ii) a successor corporation related to Assignee by merger, consolidation, nonbankruptcy reorganization, or government action, or (iii) a purchaser of substantially all of Assignee's assets; provided that the transferee pursuant to any such assignment or sublease shall promptly execute and deliver to Lessor an instrument assuming all obligations of the lessee under the Leases. In addition, any public or private offering of Assignee's capital stock or sale of Assignee's capital stock through any public exchange shall not be deemed an assignment, subletting or other transfer of the Leases or the premises. A sublease, assignment or similar transfer under the conditions of this provision shall be referred to as a "Permitted Transfer". The assumption instrument by the transferee notwithstanding, no assignment, Sublease or similar transfer shall relieve Assignee of any obligations under either of the Leases.

                  k. Subletting. Lessor hereby approves the Sublease. By this approval, Lessor shall not be deemed to have entered into the Sublease or to have consented to any further assignment of subletting of the premises. Additionally, the second sentence of Paragraph 12.2(c) shall not apply to this Sublease.

                  l. Property Insurance. Notwithstanding anything to the contrary contained in the Leases, (i) Assignee shall, by endorsement to the property insurance policies Assignee is required to carry pursuant to Paragraph 8.3(c) of the Leases, maintain separately scheduled property insurance coverage on all of Assignee's personal property and "Lessee Owned Alterations and Utility Installations" (as defined in the Leases, and which together with Assignee's personal property, shall collectively be referred to hereafter as "Assignee's Property"), and (ii) all proceeds available form the insurance carried by Assignee with respect to Assignee's Property shall be paid or assigned by Lessor to and become the property of Assignee, regardless of whether or not the Leases are terminated by either Lessor or Assignee pursuant to Paragraph 9 of the Leases.

         13. Brokers. Each party warrants and represents to the other that it has not employed or had dealings with any brokers or finders in connection with this transaction, except Grubb & Ellis Company who has represented Assignee and Spallino Reid who has represented Assignor. Each party agrees to indemnify, protect, defend and hold harmless each other party from and against any claims for such commissions or fees and from and against all claims, losses, costs, expenses and damages (including reasonable attorneys' fees) resulting from a breach of the foregoing warranty. Lessor shall pay $50,000.00 for total commissions due Grubb & Ellis Company and Spallino Reid in connection with the transactions encompassed by this Assignment, and Assignor shall pay any other or additional commissions or fees payable to any person in connection herewith and shall defend and indemnify Lessor from and against any and all claims for such other or additional commissions or fees.

         14. Attorneys' Fees. In the event of any litigation involving any of the parties hereto for the enforcement or interpretation of any of the provisions of this Assignment, or of any right of any party hereunder, the unsuccessful party in such litigation hereby agrees to pay to the successful party all costs and expenses, including without limitation, reasonable attorneys' fees and court costs incurred by the successful party in such litigation, whether at the trial, appellate and/or administrative levels, all of which fees and costs may be included in, and as part of, any judgment or decision rendered in such litigation.

         15. Entire Agreement. Except as to matters specifically left to separate agreement between Assignor and Assignee, the terms of this Assignment are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and may not be contradicted by evidence of any prior or contemporaneous agreement. Such parties further intend that this Assignment constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any proceedings (judicial or otherwise) involving this Assignment, except for evidence of a subsequent written amendment hereto.

         16. Modification. This Assignment may not be modified, amended or otherwise changed in any manner, nor may the Leases be further modified, amended or otherwise changed in any manner, except by a written amendment executed by the applicable parties hereto, or their respective successors in interest. Except as modified hereby, all terms and conditions of the Leases remain unchanged and in full force and effect.

         17. Partial Invalidity. If any provision hereof is held invalid or not enforceable to its full extent, such provision shall be enforced to the fullest extent permitted by law, and the validity of the remaining provisions hereof shall not be affected thereby.

         18. Headings. The headings of various sections in this Assignment are for convenience only and are not to be utilized in construing the content or meaning of the substantive provisions hereof.

         19. Successors. All of the terms, covenants and conditions of this Assignment shall be binding upon, and shall inure to the benefit of, the heirs, executors, administrators, successors and permitted assigns of the parties.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above stated.

ASSIGNOR:

                  NETWORK COMPUTING DEVICES, INC.


                  By /s/ Jack Bradley
                     ---------------------------

                  Jack Bradley
                  ------------------------------
                  [Print Name]

                  Its Chief Financial Officer
                      --------------------------

ASSIGNEE:

                  PINNACLE SYSTEMS, INC.


                  By /s/ Arthur Chadwick
                     ------------------------------

                  Aruthur Chadwick
                  ---------------------------------
                  [Print Name]

                  Its Chief Financial Officer
                      -----------------------------



LESSOR:

                  D.R. STEPHENS & COMPANY


                  By /s/ Donald R. Stephens
                     ------------------------------
                     Donald R. Stephens, General Partner

                                    EXHIBIT A

                                  280(A) Lease
                 (including Addendum and Work Letter Agreement)

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (Do not use this form for Multi-Tenant Property)



1.       Basic Provisions ("Basic Provisions")

         1.1 Parties: This Lease ("Lease"), dated for reference purposes only, August 18, 1992 is made by and between D.R. Stephens & Company ("Lessor") and Network Computing Devices, Inc., a California corporation ("Lessee"), (collectively the "Parties" or individually a "Party").

         1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 280(A) North Bernardo Avenue, Mountain View (formerly occupied by Synoptics) located in the County of Santa Clara, State of California, and generally described as (describe briefly the nature of the property), also known as Assessor's Parcel No. 165-37-009 ("Premises"). (See Paragraph 2 for further provisions.)

         1.3 Term: Approximately seven (7) years and 1 month ("Original Term"). (See Paragraph 3 and Work Letter for further provisions.)

         1.4      [paragraph intentionally deleted]

         1.5 Base Rent: $41,575.00 per month ("Base Rent"), payable on the First
(1st) day of each month. (See Paragraph 4 for further provisions.)

|X| If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 Base Rent Paid Upon Execution: $41,575.00 as Base Rent for the first full month following the Commencement Date.

         1.7 Security Deposit: $41,575.00 ("Security Deposit"). (See Paragraph 5 for further provisions.)

         1.8  Permitted  Use:  Office and  testing,  packaging  and  shipping of
computers,   monitors  and  related  devices.   (See  Paragraph  6  for  further
provisions.)

         1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

         1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): J.R. Parish, Inc. -- Colliers International represents

 |X| Lessor exclusively ("Lessor's Broker");

 |_| both Lessor and Lessee,
      and Spallino Reid represents

 |X| Lessee exclusively ("Lessee's Broker");

 |_| both Lessee and Lessor.  (See Paragraph 15 for further provisions.)

         1.11      [paragraph intentionally deleted]

         1.12 Addenda. Attached hereto is an Addendum and Work Letter all of which constitute a part of this Lease.

2.       Premises.

         2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

         2.2     [paragraph intentionally deleted]

         2.3     [paragraph intentionally deleted]

         2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

         2.5     [paragraph intentionally deleted]

3.       Term.

         3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3, and the Work Letter.

         3.2     [paragraph intentionally deleted]

         3.3     [paragraph intentionally deleted]

4.       Rent.

         4.1 Base Rent. Lessee shall cause Payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer, or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.       Use.

         6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that unreasonably disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.
Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

         6.2 Hazardous Substances.

                       (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                       (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

                       (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created by or for Lessee, and the cost of investigation (including consultants and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

         6.3  Lessee's  Compliance  with Law.  Except as  otherwise  provided in
Section 2 of the Addendum, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants relating in any manner to Lessee's occupancy or use of the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions created by or for Lessee and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

         6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon prior notice, whether written or oral, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance; Repairs: Utility Installations: Trade Fixtures and Alterations.

         7.1 Lessee's Obligations.

                       (a) Subject to the provisions of Sections 2 and 3 in the Addendum, 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably of readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally, ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven
(7) years.

                       (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

         7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Sections 2 and 3 of the Addendum, Section 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee and under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this

Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

         7.3 Utility Installations; Trade Fixtures: Alterations.

                       (a)  Definitions;  Consent  Required.  The term  "Utility
Installations" is used in this lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility installations in, on, under or about the Premises without Lessor's prior written consent which shall not be unreasonably withheld or delayed. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during each calendar year of the Lease does not exceed $25,000.

                       (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent, specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

                       (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work, in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

         7.4 Ownership; Removal: Surrender; and Restoration.

                       (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the premises.

                       (b) Removal. Unless otherwise agreed in writing Lessor may require that any or all Lessee Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

                       (c) Surrender/Restoration. Lessee shall Surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration, that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered. shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.       Insurance; Indemnity.

         8.1 Payment For Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor with ten (10) days following receipt of an invoice for any amount due.

         8.2 Liability Insurance.

                       (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                       (b) Carried by Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3 Property Insurance-Building, Improvements and Rental Value.

                       (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than the full replacement costs. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and /or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

                       (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

                       (c) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                       (d) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

         8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $5,000.00 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

         8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term "General Policyholders Rating" of at least B-, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insured and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

         8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by an deductibles applicable thereto.

         8.7 Indemnity. Except for Lessor's gross negligence, willful misconduct and/or breach of express warranties or obligations, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground Lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invites, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

         8.8 Exemption of Lessor from Liability. Except for Lessor's gross negligence, willful misconduct, Lessor's breach of express warranty or obligations, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invites, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's gross negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       Damage or Destruction.

         9.1 Definitions.

                       (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned
Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

                       (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50%, or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

                       (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

                       (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                       (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 Partial Damage--Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 Partial Damage--Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within twenty (20) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above this Lease shall terminate as of the date specified in Lessor's notice of termination.

         9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall be deemed to have terminated as of the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

         9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

         9.6 Abatement of Rent; Lessee's Remedies.

                       (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee to the extent it is not prevented by such damage, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

                       (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety days (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean the beginning of the actual work on the Premises.

         9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, provided Lessee's use of the Premises is not prevented, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease,

Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months. If after 12-months, Lessee proceeds to cure such Hazardous Substance Condition, and provided that Lessee is not legally responsible therefor; Lessor will reimburse Lessee for its actual and necessary out-of-pocket costs incurred to cure such Hazardous Substance condition.

         9.8 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be used by Lessor under the terms of this Lease.

         9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      Real Property Taxes.

         10.1 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes as defined in Paragraph 10.2 applicable to the premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                       (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest.

         10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary; and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

         10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith shall be conclusive.

         10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.      Assignment and Subletting.

         12.1 Lessor's Consent Required.

                       (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber: (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

                       (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

                       (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise) whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than fifty-one percent (51%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

                       (d) As assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

                       (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

         12.2 Terms and Conditions Applicable to Assignment and Subletting.

                       (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                       (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                       (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying
Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

                       (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                       (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subleases, including but not limited to the intended use and/or required modification of the Premises. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                       (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                       (g)    [provision intentionally deleted]

                       (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

         12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                       (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter, made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or, until the Breach has been cured against Lessor for any such rents and other charges so paid by said sublessee to Lessor.

                       (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

                       (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                       (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                       (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.      Default; Breach; Remedies.

         13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraph 13.2 and/or 13.3:

                       (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                       (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.

                       (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recision of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) [clause intentionally omitted], (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten
(10) days following written notice by or on behalf of Lessor to Lessee.

                       (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of the Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee, if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                       (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors, (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within one hundred twenty (120) days, (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                       (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

                       (g)     [paragraph intentionally deleted]

         13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                       (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time or award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                       (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

                       (c) Pursue any other remedy now or hereafter available to Lessor under the laws or decisions of the state wherein the Premises are located.

                       (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 Inducement Recapture In Event Of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.l, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall Pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or nor collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building and such taking does not interfere materially with Lessee's use of the premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.      Broker's Fee.

         15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

         15.2     [paragraph intentionally deleted]

         15.3     [paragraph intentionally deleted]

         15.4     [paragraph intentionally deleted]

         15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

         15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.      Tenancy Statement.

         16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

         16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises, Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.      Notices.

         23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

         23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county which the Premises are located.

30.      Subordination; Attornment; Non-Disturbance.

         30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device

(collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquired ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defense which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any option to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

         30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon prior notice, whether written or oral, for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.      Consents.

                       (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require the Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                       (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.      [paragraph intentionally deleted]

38.      [paragraph intentionally deleted]

39.      [paragraph intentionally deleted]

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, with the consent of Lessee, which shall not be unreasonably withheld or delayed, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF

         THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

         The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at San Francisco, California     Executed at Mountain View, California
            --------------------------                -------------------------
on  August 18, 1992                       on  August 18, 1992
    ----------------------------------        ---------------------------------
by LESSOR: D.R. Stephens & Company        by LESSEE: Network Computing
           550 Montgomery Street                       Devices, Inc.
- --------------------------------------    -------------------------------------
           San Francisco, CA 94111                   350 North Bernardo Avenue
- --------------------------------------    -------------------------------------
                                                     Mountain View, CA 94043

By  /s/ D.R. Stephens                     By  /s/ Jack Bradley
    ----------------------------------        ---------------------------------
Name Printed:  D.R. Stephens              Name Printed:  Jack Bradley
               -----------------------                  -----------------------
Title:  General Partner                   Title:  Chief Financial Officer
        ------------------------------           ------------------------------
By                                        By
   -----------------------------------       ----------------------------------
Name Printed:                             Name Printed:
              ------------------------                  -----------------------
Title:                                    Title:
      --------------------------------           ------------------------------
Address:                                  Address:
         -----------------------------             -----------------------------
Tel. No. (        )                       Tel. No. (        )
          --------  ------------------              --------  ------------------

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071, (213) 687-8777, Fax. No. (213)
                  687-8616.

           (C) Copyright 1990 - By American Industrial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.

                   LEASE ADDENDUM TO 280(A) N. BERNARDO LEASE
                        (Formerly Occupied by Synoptics)


         This Lease Addendum ("Addendum") is made to the Standard Industrial/Commercial Single-Tenant - Net Lease executed concurrently herewith (the "Lease") by and between D. R. Stephens & Company ("Landlord") and Network Computing Devices, Inc., a California corporation ("Tenant").

         Landlord and Tenant hereby agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Addendum shall be construed to mean the Lease and the exhibits, as amended or supplemented by this Addendum. All terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meanings as the terms used in the Lease.

         1. Rent. Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent:

                  a. All Real Property Taxes applicable to the Premises as required by Section 10 of the Lease;

                  b. All water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises as required by Section 11 of the Lease;

                  c. Any late charges or interest due pursuant to Sections 13.4 and 19 of the Lease; and

                  d. At Landlord's election, any other reasonable payments due to Landlord pursuant to this Lease.

         2. Condition of the Premises. Landlord shall deliver the Premises to Tenant clean and free of debris on the Commencement Date.

                  a. Building Systems. Landlord warrants, to the best of its actual knowledge, that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating and loading doors (collectively, the "building systems"), if any, in the Premises, other than those constructed by Tenant, shall be in good working order and condition on the Commencement Date. Notwithstanding the foregoing, Tenant acknowledges that the building system services may be temporarily interrupted during the course of the construction of that portion of the Tenant Improvements completed after the Commencement Date.

         Tenant agrees that it shall, at its sole cost and expense, engage a qualified inspector, contractor or engineer to inspect the building systems. Such inspection shall be completed within sixty (60) days after the Commencement Date. Tenant shall provide Landlord with a copy of the inspection report and Landlord agrees to make such repairs or replacements, (at Landlord's cost and without deduction or offset from the Construction Allowance as defined in the Work Letter executed concurrently herewith), as are reasonably recommended by the inspection report; provided, that, Landlord may make reasonable objections thereto within sixty
(60) days after receiving the inspection report. If Tenant does not give Landlord written notice of a non-compliance with this warranty within sixty (60) days following the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

         In no event shall Landlord be liable for costs to repair, replace or maintain the building systems from and after the date the repair or replacement of such systems has been completed by Landlord in accordance with the recommendations on the inspection report.

                  b. Air Conditioner Compressors and Heat Exchangers. Notwithstanding the provisions contained in Section 2(a) above, Landlord shall, once during the original Lease Term, replace, if and when necessary, the air conditioner compressors (except those marked Trane Unit Serial Nos. 776-13581 and 776-13580) and heat exchangers servicing the Premises.

                  c. Roof. Landlord and Tenant have reviewed a report on the roof which recommends certain repairs be made thereto. On or before the Commencement Date, Landlord agrees, at its sole cost and expense, to make such repairs to the roof as are reasonably necessary. Within three (3) years after the Commencement Date, Landlord agrees to commence replacing the roof. Prior to Landlord's replacement of the roof, Landlord shall be responsible for the maintenance of the roof. Following the replacement of the roof, Tenant shall, at its sole cost and expense, be liable for the repair and maintenance thereof.

                  d. Tenant's Obligations. Except as expressly provided in Sections 9 and 14 of the Lease and Section 1 of Work Letter, and without limiting the provisions of Section 7.2 of the Lease, Tenant shall be responsible, at its sole cost and expense, for the repair, maintenance and replacement, if necessary, of the following:

                                    the parking lot,

                                    dock, and

                                    landscaping.

         3. Compliance with Covenants, Restrictions and Building Code. Landlord warrants, to the best of its actual knowledge, that the improvements on the Premises comply with all applicable covenants, or restrictions of record and applicable building codes, regulations, zoning and other applicable laws in effect on the Commencement Date. Said warranty does not apply to the use to which Tenant will put the Premises or any Alterations or Utility Installations (as defined in Section 7.3(a) of the Lease) made or to be made by Tenant. If, following the inspection described in Section 2 above, the Premises do not comply with said warranty, Landlord shall, subject to the limitations described in Section 2 above, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify the same at Landlord's expense (without deduction or offset against the

Construction Allowance). If Tenant does not give Landlord written notice of a non-compliance with this warranty within sixty (60) days following the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

         4.       Ownership of Alterations and Utility Installations.

                  a. Alterations.  Notwithstanding anything contained in Section
7.4 of the Lease to the contrary, Landlord reserves the right, until expiration or termination of the Lease, to require removal or become the owner of any and all Alterations made to the Premises by the Tenant.

                  b. Utility Installations. At the time Tenant submits detailed plans to Landlord for review for the purpose of obtaining Landlord's consent to any proposed Utility Installation, Tenant may request Landlord to indicate whether or not such proposed Utility Installation is to be removed from the Premises upon the expiration or termination of the Lease and whether Tenant is to perform all restoration made necessary by the removal of any such Utility Installation. If Tenant does not request Landlord to make such indication, or if Tenant does not obtain Landlord's prior consent to Tenant's removal of such Utility Installation, then all such alterations shall be property of Landlord and remain upon and be surrendered with the Premises upon expiration or termination of the Lease. Landlord shall have the right to require Tenant to remove any Utility Installation and to perform all restoration made necessary by such removal.

                  c. Security and Communication Systems. Notwithstanding anything contained herein to the contrary, all security and communication systems installed by Tenant shall be deemed to be Trade Fixtures and shall be removed by Tenant at the expiration or earlier termination of the Lease; provided, that Tenant shall repair and restore any and all damage to the Premises caused by the removal of such systems.

         5. Hazardous Waste. Subject to the provisions of Section 6 of this Addendum, Landlord shall indemnify, protect, defend and hold Tenant, its agents and employees harmless from and against any and all damages, liabilities, judgements, costs, claims, liens, expenses, penalties, permits and attorney's fees and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises on or before the Commencement Date of this Lease by or for Landlord or under Landlord's control.

         6. Limitation on Liability. The liability of Landlord in connection with the Premises shall be limited to its interest in the Premises, and in no event shall any other assets of Landlord be subject to any claim arising out of or in connection with the Lease or the Premises. Tenant expressly agrees that so long as Landlord is a corporation, trust, partnership, joint venture, unincorporated association or other form of business entity, the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or repre sentatives ("principals") of such business entity. In this regard, Tenant agrees that in the event of any actual or alleged failure, breach or default by Landlord of its obligations under this Lease, that (i) no principal shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord) , (ii) no principal shall ever be required to answer or otherwise plead to any service of process, (iii) no judgment will be taken against any principal, (iv) any judgment taken against any principal may be vacated and set aside at any time without hearing, (v) no writ of execution shall be levied against the assets of any principal, and (vi) these agreements by Tenant are enforceable both by Landlord and by any principal.

         7. Sale by Landlord. Notwithstanding anything contained in the Lease to the contrary, Landlord shall have the right at any time to sell, transfer, convey or assign its interest in this Lease or in the Premises or any part thereof. To the extent that Landlord's covenants and obligations under this Lease are expressly assumed in writing or by operation of applicable law by a transferee or assignee, Landlord without further written agreement shall be freed and relieved of such covenants and obligations. Landlord (or the transferee or assignee) shall give Tenant prompt notice of such a transfer or assignment.

         In the event of such sale, transfer, conveyance or assignment, from and after the date thereof Landlord shall be (i) automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder, and (ii) relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer, but only if its transferee agrees to assume and be bound by the terms of this Lease and to perform all obligations of the Landlord hereunder. As used herein, the term "Landlord" shall mean the Landlord originally named herein, but following any transfer of its interest in the Premises other than to a lender as security for a debt, the term shall thereafter mean the transferee of such interest.

         8. Option To Extend Term. Tenant shall have the right to extend the term of this Lease for an additional term of sixty (60) months (the "Option") commencing upon the Expiration Date of the Original Term (the "Option Term") upon the following terms and conditions:

                  a. When it notifies Landlord of its election to exercise the Option and on the last day of the Original Term of this Lease Tenant shall (i) not be in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, (ii) not have committed any act which, with the passage of time or the giving of notice, would constitute an event of default and (iii) not have assigned or otherwise transferred its interest in this Lease. The Option is intended to be personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

                  b. The base monthly rent for the Premises shall be ninety-five percent (95%) of the Fair Market Rental (as hereinafter defined) for the Premises prevailing at the commencement of the Option Term; provided that in no event shall the base monthly rent be less than the base monthly rent for any year immediately preceding the Option Term.

         The term "Fair Market Rental" shall mean the base monthly rent (expressed as a net rental rate per square foot of rentable area per month) payable by a tenant and actually being received by a landlord for comparable space in other first class buildings in Mountain View of like quality and location, adjusted to account for floor level, views, leasehold improvements or allowances provided by Landlord, rental abatements, equity participation, lease takeovers or assumptions, rent credits, moving expenses and other forms of rental concessions, management or cost recovery fees, proposed term of the lease, and any other relevant terms or conditions.

         Landlord, by notice to Tenant delivered on or before one hundred twenty
(120) days prior to the commencement of the Option Term shall determine the Fair Market Rental. If Tenant objects to Landlord's determination, Landlord and Tenant shall negotiate in good faith in an effort to mutually agree upon the Fair Market Rental. If Landlord and Tenant have not been able to agree upon the Fair Market Rental prior to the commencement of the Option Term, Landlord and Tenant shall each prepare their own final written proposed determination of Fair Market Rental, which shall be exchanged by the parties and which shall constitute the final proposed determination submitted by each party to the arbitrators in the event of arbitration as described below. If the parties cannot agree on the Fair Market Rental for the period in question, the parties shall proceed to arbitration to determine Fair Market Rental. Should Tenant elect to arbitrate and should the arbitration not have been concluded prior to the date the Option Term is to commence, Tenant shall pay the base monthly rent to Landlord commencing at the Option Term, adjusted to reflect Fair Market Rental as Landlord has so determined. If the amount of Fair Market Rental as determined by arbitration differs from Landlord's determination, any adjustment required to correct the amount previously paid shall be made by payment by the appropriate party after such determination of Fair Market Rental.

         If arbitration occurs, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in San Jose in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes, except to the extent that the procedures mandated by said rules shall be modified as follows: Tenant shall make demand to Landlord for arbitration in writing within thirty (30) days after receiving Landlord's determination of Fair Market Rental, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the Fair Market Rental of comparable office building projects in Mountain View who would qualify over objection as an expert witness to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within twenty (20) days after receiving the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf, who shall be similarly qualified. If Landlord fails to timely notify Tenant of the appointment of its arbitrator, the arbitrator appointed by Tenant shall be the arbitrator to determine the issue. In the event that two (2) arbitrators are chosen, they shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators.

         Within ten (10) days following the appointment of the third arbitrator or the lapse of time when a party may appoint an arbitrator after the other party has appointed one, Landlord and Tenant shall each state in writing their determination of the Fair Market Rental supported by the reasons therefor, with counterpart copies delivered to the other party and to the arbitrators). If either party fails timely to submit its proposal for the Fair Market Rental in accordance with the later of the time periods provided for above, the Fair Market Rental shall be that submitted by the other party, and the arbitration shall be deemed concluded. The arbitrator(s) shall arrange for a simultaneous exchange of such proposed determinations. If there are three arbitrators, the concurrence of two of the three arbitrators shall be controlling. The arbitrators (or sole arbitrator) shall select one of the two proposed determinations as the Fair Market Rent, and shall have no right to propose a middle ground or any modification of either of the two proposed determinations. The determination they or he chooses shall constitute the decision of the arbitrator(s) and shall be final and binding upon the parties. The arbitrator(s) shall attempt to decide the issue within ten (10) days after the appointment of the third arbitrator. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any. The arbitrator(s) shall have the right to consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right of the other party to crossexamine. The arbitrator(s) shall render their or his decision and award in writing with counterpart copies to each party.

                  c. Tenant shall have notified Landlord no later than six (6) months prior to the Expiration Date of the Original Term of Tenant's election to exercise such right, otherwise the Option shall be automatically null and void.

                  d. The lease for 280(B) N. Bernardo Avenue ("Adjacent Property") is still in full force and effect and Tenant shall have concurrently notified Landlord of Tenant's election to exercise its option to extend the term for the Adjacent Property.

                  e. All of the other terms, covenants, conditions, provisions and agreements of this Lease shall remain in full force and effect.

                  f. There shall be no further right to extend the term of this Lease, or any right to renew this Lease, beyond the Option Term.

         9. Right of First Refusal. Landlord hereby grants to Tenant the exclusive right, at Tenant's option, to purchase the Premises, upon the same terms and conditions and for the same purchase price as any bona fide offer which Landlord desires to accept for the purchase of the Premises from any person or entity. Upon receipt of a bona fide offer which is acceptable to Landlord, Landlord shall notify Tenant in writing of the purchase price, closing schedule, and such other terms as Landlord has negotiated and accepted, whereupon Tenant shall have five (5) business days from the date of such notice in which to elect to exercise Tenant's right to purchase. In the event Tenant elects to exercise its right to purchase as granted herein, then Tenant must do so by notifying Landlord in writing of its acceptance of all the terms in the bona fide offer within such five-day period. If Tenant declines to exercise its right of first refusal or otherwise fails to exercise its right in the manner or within the time period set forth herein, then Landlord shall be free to accept the offer of said third party.

         10.      Assignment and Subletting.

                  As a material part of the economic bargain between the parties and as consideration for Tenant's rights in the Premises, if (i) Tenant assigns its interest in this Lease, Tenant shall pay Landlord fifty percent (50%) of the transfer consideration received by Tenant in connection with the assignment, and
(ii) Tenant sublets the transfer space, Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (A) all transfer consideration received by Tenant in connection with the sublease and (B) the Base Monthly Rent and additional rent allocated to the transfer space paid by Tenant to Landlord pursuant to this Lease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that it is received by Tenant. As used herein, the term "transfer consideration" shall mean any consideration of any kind received, or to be received, by Tenant as a result of the transfer (other than the transferee's promise to assume Tenant's obligations under this Lease), if such sums are related to Tenant's interest in this Lease or in the Premises; including without limitation payments (in excess of the book value thereof) for Tenant's assets, trade fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, general intangibles and capital stock or other equity ownership interest in Tenant. Tenant's obligations under this paragraph shall survive any and all transfers. At the time Tenant makes any payment required by this paragraph, Tenant shall deliver to Landlord an itemized statement of the method used to calculate Landlord's share of transfer consideration, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this paragraph. Upon request, Tenant shall deliver to Landlord copies of all agreements, bills, invoices or other documents related to such calculations. Landlord may condition its approval of any transfer upon obtaining a certification from both Tenant and the proposed transferee of all transfer consideration that is to be paid to Tenant in connection with such transfer.

         11. Cross-Default. Concurrently herewith, Tenant is entering into a lease with Landlord for the Adjacent Property ("280(B) N. Bernardo Lease"). Notwithstanding anything contained in Section 13 of the Lease to the contrary, the occurrence of any one or more of the events in Section 13.1 of the 280(B) N. Bernardo Lease shall constitute a material default and breach of this Lease by Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum.

LANDLORD:

D. R. STEPHENS & COMPANY


By: /s/ D.R. Stephens
    -------------------------------
    D. R. Stephens, General Partner



TENANT:

NETWORK COMPUTING DEVICES, INC.,
a California corporation


By /s/ Jack Bradley
   -------------------------------
       Jack Bradley
- ----------------------------------
Print name
Its:Chief Financial Officer
    ------------------------------

                WORK LETTER AGREEMENT - 280(A) N. Bernardo Avenue
                        (Formerly Occupied by Synoptics)


         THIS WORK LETTER AGREEMENT is made as of August 18, 1992, by and between D. R. Stephens & Company ("Landlord") and Network Computing Devices, Inc., a California corporation ("Tenant"), for the premises located at 280(A) North Bernardo, Mountain View, California -- formerly occupied by Synoptics -- (the "Premises") pursuant to that certain Lease and Lease Addendum executed concurrently herewith, by and between Landlord and Tenant (the "Lease"). The words and phrases which are capitalized in this Work Letter shall have the same meaning as such words and phrases have in the Lease.

         1. Landlord has no obligation to improve, alter or remodel the Premises, except as follows:

                  a. Landlord shall make the repairs and replace the building systems and roof as required pursuant to Section 2 of the Addendum,

                  b. On or before the Commencement Date (hereinafter defined) or as soon thereafter as reasonably possible, Landlord shall, at its sole cost and expense (and without deduction or offset against the Construction Allowance defined below), do the following:

                                    paint the exterior of the building;

                                    seal, repair and restripe the parking lot to be suitable for the loading, unloading and travel of commercial vehicles, including semi's (together with the repair of the loading area not to exceed $20,400); and

                                    repair  the dock  high  truck  loading  area
                                    (together with the repair of the parking lot not to exceed $20,400).

                  c. Within six months after the Commencement Date or as soon thereafter as reasonably possible, Landlord shall, at its sole cost and expense (and without deduction or offset against the Construction Allowance defined below), landscape the exterior area in a manner comparable to the landscaping at 350 N. Bernardo Avenue, Mountain View, CA, which will include:

                                    thatching and seeding lawn,

                                    installing a total of 8 to 10 shrubs on the Premises and Adjacent Property,

                                    installing a total of 10 flats of color on the Premises and Adjacent Property,

                                    planting, for fill-in purposes, shrubs and ivy as needed, and pruning trees and shrubs along the Central Expressway.

                  d. On or before the Commencement Date or as soon thereafter as reasonably possible, Landlord shall, at its sole cost and expense (and without deduction or offset against the Construction Allowance defined below), make such changes, if any, to the exterior area of the Premises as are required to be made by the American Disabilities Act in effect as of the Commencement Date.

                  e. Subject to Landlord's prior approval, Tenant may select the color of the paint for the Building.

                  f. Landlord shall construct or cause to be constructed the Tenant Improvements as provided for in this Work Letter.

         2. Landlord hereby agrees to allocate the sum of Four Hundred Fourteen Thousand Six Hundred and no/100ths Dollars ($414,600.00) as a construction allowance ("Construction Allowance") for the design and construction of the Tenant Improvements (hereinafter defined). Any and all fees and costs for the Tenant Improvements in excess of the Construction Allowance shall be the sole and exclusive obligation of the Tenant. In the event the fees and costs of the Tenant Improvements are in excess of the Construction Allowance, Tenant shall pay such overage on a monthly pro rata basis concurrently with Landlord's monthly disbursement of the Construction Allowance immediately after receiving written notice from Landlord of the amount payable by Tenant and invoices substantiating the payment to be made. In the event Tenant fails to pay its monthly pro rata payment on the date when due, then Landlord shall have no obligation to continue constructing the Tenant Improvements until such payment is made, and Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom.

         The costs of the Tenant Improvements to be paid from the Construction Allowance shall include:

                  a. The costs for preparation of the Construction Documents, including the Grobman's fees and costs;

                  b. The costs for obtaining permits and other necessary authorizations from the City of Mountain View, County of Santa Clara and the State of California;

                  c. All costs of interior design and finish schedule plans and specifications including as-built drawings; and

                  d. All direct and indirect costs of procuring and installing the Tenant Improvements in the Premises, including the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services in connection with construction of the Tenant Improvements.

                  Notwithstanding the foregoing, Tenant shall be liable for all costs and fees for the services described above which are in excess of the Construction Allowance. In no event shall the costs of the

Tenant Improvements include any costs for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property ("Personal Property") to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant.

         3. All space plans, design and working drawings required for the Tenant Improvements ("Construction Documents") shall be prepared by Reel/Grobman & Associates ("Grobman"). Tenant acknowledges that it has reviewed and approved the proposal from Grobman dated August 3, 1992, a copy of which is attached hereto, and that Tenant is satisfied with the terms and conditions set forth therein. Tenant and Landlord shall each review the Construction Documents on or before the dates set forth in the schedule contained in the Grobman proposal. Any such approval is to be evidenced by Tenant's and Landlord's initials on each sheet of the Construction Documents. If Tenant does not approve any of the Construction Documents it receives from Grobman within the time periods set forth in the schedule or if Tenant desires to make any modifications to the same, any delay attributable to such disapproval or modifications shall be a Tenant Delay (as defined herein below).

         All real property improvements shown on the Construction Documents are referred to herein as the "Tenant Improvements."

         4. Tenant shall devote such time as may be necessary to enable Landlord or Grobman to submit for approval the Construction Documents to the appropriate government authorities of the Construction Documents for the Premises by October 23, 1992. In the event any governmental authority whose approval is necessary to proceed with the construction of Tenant Improvements fails to approve the Construction Documents prior to December 7, 1992 as a result of Tenant's insistence on certain improvements being included as a part of Tenant's Improvements, such failure shall be deemed to be a Tenant Delay.

         5. Tenant, by signing the Construction Documents and approving the general contractor with Grobman, shall give Landlord authorization to complete the Tenant Improvements to the Premises in accordance with such Construction Documents. If such authorization and approval is not received by Landlord and Grobman within the time periods set forth in the Grobman schedule, Landlord shall not be obligated to commence the Tenant Improvements on the Premises until such authorization and approval is received and Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom.

         6. Subject to the provisions in Paragraph 7 below, the Commencement Date shall mean the earlier to occur of:

                  a. the date Tenant actually occupies any portion of the Premises, or

                  b.  the  date  of   Substantial   Completion   of  the  Tenant
Improvements, which the parties estimate will occur on June 1, 1993 (the "Scheduled Commencement Date"). "Substantial Completion" shall be determined by Grobman and shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or similar minor corrective work.

         Subject to the provisions in Paragraph 7 below, the Expiration Date shall mean the date actually established as the Expiration Date in the lease for the Adjacent Property.

         If  the   Commencement   Date  is  a  date  other  than  the  Scheduled
Commencement Date, Landlord and Tenant shall promptly execute an amendment to the Lease specifying the Commencement Date and Expiration Date.

         7. The Commencement Date and Expiration Date shall be subject to and modified by the following:

                  a. If Substantial Completion of the Tenant Improvements in the Premises is delayed as a result of any delay attributable to Tenant's acts or failure to act ("Tenant Delay"), then the Original Term of the Lease and the Rent (including all Additional Rent) shall commence to accrue one day earlier for each day of delay attributable to Tenant's acts or failure to act. A Tenant Delay shall include, but not be limited to the following:

                                    Tenant's request for a delay;

                                    Tenant's  request to change the Construction
                                    Documents previously approved;

                                    Tenant's failure to approve within three (3)
                                    working  days  after  Tenant's   receipt  of
                                    Landlord's  request  for any  changes in the
                                    Construction   Documents  necessary  due  to
                                    governmental requirements together with a copy of the proposed changes;

                                    Tenant's   failure   to  pay  any   monetary
                                    obligations it is obligated to pay within the time periods set forth hereunder and under the Lease, including but not limited to the payment for the Tenant Improvements in excess of the Construction Allowance;

                                    Tenant's   failure   to   comply   with  the
                                    provisions of this Agreement;

                                    Tenant's   request  to  have  additional  or
                                    different  work  not  included   within  the
                                    Construction  Documents  constructed  in the
                                    Premises and/or the construction thereof;

                                    Tenant's failure to approve the Construction
                                    Documents within the time periods set forth hereinabove;

                                    The occurrence of any event which is deemed a Tenant Delay under this Agreement; and

                                    Prior to  approval  by both  parties  of the
                                    Construction  Documents,   any  delay  which
                                    Grobman     reasonably     determines     is
                                    attributable  to  changes  or  additions  to
                                    requirements  of Tenant  or the  information
                                    theretofore supplied by Tenant to Grobman or
                                    the  general  contractor,   outside  of  the
                                    normal scope of such changes or additions which would be customary in a construction project of the scope contemplated by this Work Letter Agreement.

                  b. Tenant acknowledges that the Premises are, as of the date hereof, subject to a lease. If, for any reason other than a Tenant Delay, Landlord cannot deliver possession of the Premises to Tenant by June 1, 1993, then in that event, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of the Lease or the obligations of Tenant hereunder, but in such case, Tenant shall not be obligated to pay rent or perform any other obligation of Tenant until Landlord delivers possession of the Premises to Tenant.

                  c. It is the intent of the parties hereto that the lease term for the Premises shall run concurrently with and expire simultaneously with the lease for the Adjacent Property.

         8. In the event either party requests that any portion of the work to be performed by Landlord be delayed, the party requesting such delay shall pay all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in the cost of labor or materials.

         9. Any and all Tenant Improvements paid for in whole or in part by Landlord shall at once become and remain the property of Landlord.

         10. In the event of any breach by either party of the provisions of this Work Letter, the non-defaulting party may elect to treat such breach as a default under the Lease which shall entitle the non-defaulting party to any of the rights and remedies provided thereunder.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Work Letter Agreement as of the date and year first above written.

LANDLORD:

D. R. STEPHENS & COMPANY


By /s/ D.R. Stephens
   -------------------------------
   D. R. Stephens, General Partner



TENANT:

NETWORK COMPUTING DEVICES, INC.,
a California corporation

By /s/ Jack Bradley
   -------------------------------
       Jack Bradley
- ----------------------------------
Print name
Its: Chief Financial Officer
     -----------------------------

                                    EXHIBIT B

                                  280(B) Lease
                 (including Addendum and Work Letter Agreement)

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (Do not use this form for Multi-Tenant Property)



1.       Basic Provisions ("Basic Provisions")

         1.1 Parties: This Lease ("Lease"), dated for reference purposes only, August 18, 1992 is made by and between D.R. Stephens & Company ("Lessor") and Network Computing Devices, Inc., a California corporation ("Lessee"), (collectively the "Parties" or individually a "Party").

         1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 280(B) North Bernardo Avenue, Mountain View
(formerly occupied by GTE) located in the County of Santa Clara, State of California, and generally described as (describe briefly the nature of the property), also known as Assessor's Parcel No. 165-37-008 ("Premises"). (See Paragraph 2 for further provisions.)

         1.3 Term: Approximately seven (7) years and 8 months ("Original Term"). (See Paragraph 3 and Work Letter for further provisions.)

         1.4       [paragraph intentionally deleted]

         1.5 Base Rent: $41,465.00 per month ("Base Rent"), payable on the First
(1st) day of each month. (See Paragraph 4 for further provisions.)

|X| If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 Base Rent Paid Upon Execution: $41,465.00 as Base Rent for the first full month following the Commencement Date.

         1.7 Security Deposit: $41,465.00 ("Security Deposit"). (See Paragraph 5 for further provisions.)

         1.8  Permitted  Use:  Office and  testing,  packaging  and  shipping of
computers,   monitors  and  related  devices.   (See  Paragraph  6  for  further
provisions.)

         1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

         1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): J.R. Parish, Inc. -- Colliers International represents

  Lessor exclusively ("Lessor's Broker");
 |_| both Lessor and Lessee,
      and Spallino Reid represents
 |X| Lessee exclusively ("Lessee's Broker");
 |_| both Lessee and Lessor.  (See Paragraph 15 for further provisions.)

         1.11     [paragraph intentionally deleted]

         1.12 Addenda. Attached hereto is an Addendum and Work Letter all of which constitute a part of this Lease.

2.       Premises.

         2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

         2.2     [paragraph intentionally deleted]

         2.3     [paragraph intentionally deleted]

         2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

         2.5     [paragraph intentionally deleted]

3.       Term.

         3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3, and the Work Letter.

         3.2     [paragraph intentionally deleted]

         3.3     [paragraph intentionally deleted]

4.       Rent.

         4.1 Base Rent. Lessee shall cause Payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer, or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.       Use.

         6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that unreasonably disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.
Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

         6.2 Hazardous Substances.

                       (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                       (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

                       (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created by or for Lessee, and the cost of investigation (including consultants and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

         6.3  Lessee's  Compliance  with Law.  Except as  otherwise  provided in
Section 2 of the Addendum, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants relating in any manner to Lessee's occupancy or use of the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions created by or for Lessee and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

         6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon prior notice, whether written or oral, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.       Maintenance;   Repairs:  Utility  Installations:   Trade  Fixtures  and
         Alterations.

         7.1 Lessee's Obligations.

                       (a) Subject to the provisions of Sections 2 and 3 in the Addendum, 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably of readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally, ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven
(7) years.

                       (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

         7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Sections 2 and 3 of the Addendum, Section 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee and under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this

Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

         7.3 Utility Installations; Trade Fixtures: Alterations.

                       (a)  Definitions;  Consent  Required.  The term  "Utility
Installations" is used in this lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility installations in, on, under or about the Premises without Lessor's prior written consent which shall not be unreasonably withheld or delayed. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during each calendar year of the Lease does not exceed $25,000.

                       (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent, specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

                       (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work, in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

         7.4 Ownership; Removal: Surrender; and Restoration.

                       (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the premises.

                       (b) Removal. Unless otherwise agreed in writing Lessor may require that any or all Lessee Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

                       (c) Surrender/Restoration. Lessee shall Surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration, that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered. shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.       Insurance; Indemnity.

         8.1 Payment For Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor with ten (10) days following receipt of an invoice for any amount due.

         8.2 Liability Insurance.

                       (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                       (b) Carried by Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3 Property Insurance-Building, Improvements and Rental Value.

                       (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than the full replacement costs. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and /or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

                       (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

                       (c) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                       (d) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

         8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $5,000.00 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

         8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term "General Policyholders Rating" of at least B-, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insured and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

         8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by an deductibles applicable thereto.

         8.7 Indemnity. Except for Lessor's gross negligence, willful misconduct and/or breach of express warranties or obligations, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground Lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invites, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

         8.8 Exemption of Lessor from Liability. Except for Lessor's gross negligence, willful misconduct, Lessor's breach of express warranty or obligations, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invites, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's gross negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       Damage or Destruction.

         9.1 Definitions.

                       (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned
Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

                       (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50%, or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

                       (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

                       (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                       (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 Partial Damage--Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 Partial Damage--Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within twenty (20) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above this Lease shall terminate as of the date specified in Lessor's notice of termination.

         9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall be deemed to have terminated as of the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

         9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

         9.6 Abatement of Rent; Lessee's Remedies.

                       (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee to the extent it is not prevented by such damage, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

                       (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety days (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean the beginning of the actual work on the Premises.

         9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, provided Lessee's use of the Premises is not prevented, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease,

Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months. If after 12-months, Lessee proceeds to cure such Hazardous Substance Condition, and provided that Lessee is not legally responsible therefor; Lessor will reimburse Lessee for its actual and necessary out-of-pocket costs incurred to cure such Hazardous Substance condition.

         9.8 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be used by Lessor under the terms of this Lease.

         9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      Real Property Taxes.

         10.1 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes as defined in Paragraph 10.2 applicable to the premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                       (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest.

         10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary; and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

         10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith shall be conclusive.

         10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.      Assignment and Subletting.

         12.1 Lessor's Consent Required.

                       (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber: (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

                       (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

                       (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise) whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than fifty-one percent (51%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

                       (d) As assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

                       (c) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

         12.2 Terms and Conditions Applicable to Assignment and Subletting.

                       (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                       (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                       (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying
Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

                       (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                       (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subleases, including but not limited to the intended use and/or required modification of the Premises. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                       (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                       (g) [provision intentionally deleted]

                       (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

         12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                       (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter, made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or, until the Breach has been cured against Lessor for any such rents and other charges so paid by said sublessee to Lessor.

                       (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

                       (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                       (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                       (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.      Default; Breach; Remedies.

         13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraph 13.2 and/or 13.3:

                       (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                       (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.

                       (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recision of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) [clause intentionally omitted], (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten
(10) days following written notice by or on behalf of Lessor to Lessee.

                       (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice therefor by or on behalf of Lessor to Lessee; provided, however, that if the nature of the lessee's default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee, if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                       (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors, (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within one hundred twenty (120) days, (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                       (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

                       (g)     [paragraph intentionally deleted]

         13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                       (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time or award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                       (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

                       (c) Pursue any other remedy now or hereafter available to Lessor under the laws or decisions of the state wherein the Premises are located.

                       (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 Inducement Recapture In Event Of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.l, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall Pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or nor collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building and such taking does not interfere materially with Lessee's use of the premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.      Broker's Fee.

         15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

         15.2       [paragraph intentionally deleted]

         15.3       [paragraph intentionally deleted]

         15.4       [paragraph intentionally deleted]

         15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

         15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.      Tenancy Statement.

         16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

         16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises, Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

         23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

         23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county which the Premises are located.

30.      Subordination; Attornment; Non-Disturbance.

         30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device

(collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquired ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defense which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any option to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

         30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon prior notice, whether written or oral, for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.      Consents.

                       (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require the Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                       (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.      [paragraph intentionally deleted]

38.      [paragraph intentionally deleted]

39.      [paragraph intentionally deleted]

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, with the consent of Lessee, which shall not be unreasonably withheld or delayed, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF

         THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

         The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at                           Executed at
San Francisco, California             Mountain View, California
- ----------------------------------    ----------------------------------
on  August 18, 1992                   on  August 18, 1992
    ------------------------------       -------------------------------
by LESSOR: D.R. Stephens & Company    by LESSEE: Network Computing Devices, Inc.
           550 Montgomery Street                 350 North Bernardo Avenue
- ----------------------------------    ----------------------------------
           San Francisco, CA 94111               Mountain View, CA 94043
- ----------------------------------    ----------------------------------

By  /s/ D.R. Stephens                 By  /s/ Jack Bradley
    ------------------------------        ------------------------------
Name Printed:  D.R. Stephens          Name Printed:  Jack Bradley
               -------------------                   -------------------
Title:  General Partner               Title:  Chief Financial Officer
        --------------------------            --------------------------

By                                    By
  --------------------------------      --------------------------------
Name Printed:                         Name Printed:
             ---------------------                 ---------------------
Title:                                Title:
      ----------------------------          ----------------------------
Address:                              Address:
        --------------------------            --------------------------
Tel. No. (     )                      Tel. No. (     )
          -----  -----------------              -----  ----------------

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071, (213) 687-8777, Fax. No. (213) 687-8616.

 (C) Copyright 1990 - By American Industrial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.

                   LEASE ADDENDUM TO 280(B) N. BERNARDO LEASE
                           (Formerly occupied by GTE)


         This Lease Addendum ("Addendum") is made to the Standard Industrial/Commercial Single-Tenant - Net Lease executed concurrently herewith (the "Lease") by and between D. R. Stephens & Company ("Landlord") and Network Computing Devices, Inc., a California corporation ("Tenant").

         Landlord and Tenant hereby agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Addendum shall be construed to mean the Lease and the exhibits, as amended or supplemented by this Addendum. All terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meanings as the terms used in the Lease.

         1. Rent. Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent:

                  a. All Real Property Taxes applicable to the Premises as required by Section 10 of the Lease;

                  b. All water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises as required by Section 11 of the Lease;

                  c. Any late charges or interest due pursuant to Sections 13.4 and 19 of the Lease; and

                  d. At Landlord's election, any other reasonable payments due to Landlord pursuant to this Lease.

         2. Condition of the Premises. Landlord shall deliver the Premises to Tenant clean and free of debris on the Commencement Date.

                  a. Building Systems. Landlord warrants, to the best of its actual knowledge, that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating and loading doors (collectively, the "building systems"), if any, in the Premises, other than those constructed by Tenant, shall be in good working order and condition on the Commencement Date. Notwithstanding the foregoing, Tenant acknowledges that the building system services may be temporarily interrupted during the course of the construction of that portion of the Tenant Improvements completed after the Commencement Date.

         Tenant agrees that it shall, at its sole cost and expense, engage a qualified inspector, contractor or engineer to inspect the building systems. Such inspection shall be completed within sixty (60) days after the Commencement Date. Tenant shall provide Landlord with a copy of the inspection report and Landlord agrees to make such repairs or replacements (at Landlord's cost and without deduction or offset from the Construction Allowance as defined in the Work Letter executed concurrently herewith), as are reasonably recommended by the inspection report; provided, that, Landlord may make reasonable objections thereto within sixty
(60) days after receiving the inspection report. If Tenant does not give Landlord written notice of a non-compliance with this warranty within sixty (60) days following the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

         In no event shall Landlord be liable for costs to repair, replace or maintain the building systems from and after the date the repair or replacement of such systems has been completed by Landlord in accordance with the recommendations on the inspection report.

                  b. Air Conditioner Compressors and Heat Exchangers. Notwithstanding the provisions contained in Section 2(a) above, Landlord shall, once during the Original Lease Term, replace, if and when necessary, the air conditioner compressors and heat exchangers servicing the Premises.

                  c. Roof. Landlord and Tenant have reviewed a report on the roof which recommends certain repairs be made thereto. On or before the Commencement Date, Landlord agrees, at its sole cost and expense, to make such repairs to the roof as are reasonably necessary. Within five (5) years after the Commencement Date, Landlord agrees to commence replacing the roof. Prior to Landlord's replacement of the roof, Landlord shall be responsible for the maintenance of the roof. Following the replacement of the roof, Tenant shall, at its sole cost and expense, be liable for the repair and maintenance thereof.

                  d. Tenant's Obligations. Except as expressly provided in Sections 9 and 14 of the Lease and Section 1 of Work Letter, and without limiting the provisions of Section 7.2 of the Lease, Tenant shall be responsible, at its sole cost and expense, for the repair, maintenance and replacement, if necessary, of the following:

                             the parking lot, and

                             landscaping.

         3. Compliance with Covenants, Restrictions and Building Code. Landlord warrants, to the best of its actual knowledge, that the improvements on the Premises comply with all applicable covenants, or restrictions of record and applicable building codes, regulations, zoning and other applicable laws in effect on the Commencement Date. Said warranty does not apply to the use to which Tenant will put the Premises or any Alterations or Utility Installations (as defined in Section 7.3(a) of the Lease) made or to be made by Tenant. If, following the inspection described in Section 2 above, the Premises do not comply with said warranty, Landlord shall, subject to the limitations described in Section 2 above, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such noncompliance, rectify the same at Landlord's expense (without deduction or offset against the Construction Allowance). If Tenant does not give Landlord written notice of a non-compliance with this warranty within sixty (60) days following the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

         4.       Ownership of Alterations and Utility Installations.

                  a. Alterations.  Notwithstanding anything contained in Section
7.4 of the Lease to the contrary, Landlord reserves the right, until expiration or termination of the Lease, to require removal or become the owner of any and all Alterations made to the Premises by the Tenant.

                  b. Utility Installations. At the time Tenant submits detailed plans to Landlord for review for the purpose of obtaining Landlord's consent to any proposed Utility Installation, Tenant may request Landlord to indicate whether or not such proposed Utility Installation is to be removed from the Premises upon the expiration or termination of the Lease and whether Tenant is to perform all restoration made necessary by the removal of any such Utility Installation. If Tenant does not request Landlord to make such indication, or if Tenant does not obtain Landlord's prior consent to Tenant's removal of such Utility Installation, then all such alterations shall be property of Landlord and remain upon and be surrendered with the Premises upon expiration or termination of the Lease. Landlord shall have the right to require Tenant to remove any Utility Installation and to perform all restoration made necessary by such removal.

                  c. Security and Communication Systems. Notwithstanding anything contained herein to the contrary, all security and communication systems installed by Tenant shall be deemed to be Trade Fixtures and shall be removed by Tenant at the expiration or earlier termination of the Lease; provided, that Tenant shall repair and restore any and all damage to the Premises caused by the removal of such systems.

         5. Hazardous Waste. Subject to the provisions of Section 6 of this Addendum, Landlord shall indemnify, protect, defend and hold Tenant, its agents and employees harmless from and against any and all damages, liabilities, judgements, costs, claims, liens, expenses, penalties, permits and attorney's fees and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises on or before the Commencement Date of this Lease by or for Landlord or under Landlord's control.

         6. Limitation on Liability. The liability of Landlord in connection with the Premises shall be limited to its interest in the Premises, and in no event shall any other assets of Landlord be subject to any claim arising out of or in connection with the Lease or the Premises. Tenant expressly agrees that so long as Landlord is a corporation, trust, partnership, joint venture, unincorporated association or other form of business entity, the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or representatives ("principals") of such business entity. In this regard, Tenant agrees that in the event of any actual or alleged failure, breach or default by Landlord of its obligations under this Lease, that (i) no principal shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord) , (ii) no principal shall ever be required to answer or otherwise plead to any service of process, (iii) no judgment will be taken against any principal, (iv) any judgment taken against any principal may be vacated and set aside at any time without hearing, (v) no writ of execution shall be levied against the assets of any principal, and (vi) these agreements by Tenant are enforceable both by Landlord and by any principal.

         7. Sale by Landlord. Notwithstanding anything contained in the Lease to the contrary, Landlord shall have the right at any time to sell, transfer, convey or assign its interest in this Lease or in the Premises or any part thereof. To the extent that Landlord's covenants and obligations under this Lease are expressly assumed in writing or by operation of applicable law by a transferee or assignee, Landlord without further written agreement shall be freed and relieved of such covenants and obligations. Landlord (or the transferee or assignee) shall give Tenant prompt notice of such a transfer or assignment. Notwithstanding the foregoing, Landlord shall not, without Tenant's consent, which consent shall not be unreasonably withheld or delayed, sell the Premises before the date that the real property commonly known as 280(A) North Bernardo Avenue, Mountain View, California (also formerly occupied by Synoptics) ("Adjacent Property") is delivered to Tenant pursuant to a lease executed concurrently herewith.

         In the event of such sale, transfer, conveyance or assignment, from and after the date thereof Landlord shall be (i) automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder, and (ii) relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer, but only if its transferee agrees to assume and be bound by the terms of this Lease and to perform all obligations of the Landlord hereunder. As used herein, the term "Landlord" shall mean the Landlord originally named herein, but following any transfer of its interest in the Premises other than to a lender as security for a debt, the term shall thereafter mean the transferee of such interest.

         8. Option To Extend Term. Tenant shall have the right to extend the term of this Lease for an additional term of sixty (60) months (the "Option") commencing the day after the Expiration Date of the Original Term (the "Option Term") upon the following terms and conditions:

                  a. When it notifies Landlord of its election to exercise the Option and on the last day of the Original Term of this Lease Tenant shall (i) not be in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, (ii) not have committed any act which, with the passage of time or the giving of notice, would constitute an event of default and (iii) not have assigned or otherwise transferred its interest in this Lease. The Option is intended to be personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

                  b. The base monthly rent for the Premises shall be ninety-five percent (95%) of the Fair Market Rental (as hereinafter defined) for the Premises prevailing at the commencement of the Option Term; provided that in no event shall the base monthly rent be less than the base monthly rent for any year immediately preceding the Option Term.

         The term "Fair Market Rental" shall mean the base monthly rent (expressed as a net rental rate per square foot of rentable area per month) payable by a tenant and actually being received by a landlord for comparable space in other first class buildings in Mountain View of like quality and location, adjusted to account for, floor level, views, leasehold improvements or allowances provided by Landlord, rental abatements, equity participation, lease takeovers or assumptions, rent credits, moving expenses and other forms of rental concessions, management or cost recovery fees, proposed term of the lease, and any other relevant terms or conditions.

         Landlord, by notice to Tenant delivered on or before one hundred twenty
(120) days prior to the commencement of the Option Term shall determine the Fair Market Rental. If Tenant objects to Landlord's determination, Landlord and Tenant shall negotiate in good faith in an effort to mutually agree upon the Fair Market Rental. If Landlord and Tenant have not been able to agree upon the Fair Market Rental prior to the commencement of the Option Term, Landlord and Tenant shall each prepare their own final written proposed determination of Fair Market Rental, which shall be exchanged by the parties and which shall constitute the final proposed determination submitted by each party to the arbitrators in the event of arbitration as described below. If the parties cannot agree on the Fair Market Rental for the period in question, the parties shall proceed to arbitration to determine Fair Market Rental. Should Tenant elect to arbitrate and should the arbitration not have been concluded prior to the date of the Option Term is to commence, Tenant shall pay the base monthly rent to Landlord commencing at the Option Term, adjusted to reflect Fair Market Rental as Landlord has so determined. If the amount of Fair Market Rental as determined by arbitration differs from Landlord's determination, any adjustment required to correct the amount previously paid shall be made by payment by the appropriate party after such determination of Fair Market Rental.

         If arbitration occurs, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in San Jose in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes, except to the extent that the procedures mandated by said rules shall be modified as follows: Tenant shall make demand to Landlord for arbitration in writing within thirty (30) days after receiving Landlord's determination of Fair Market Rental, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the Fair Market Rental of comparable office building projects in Mountain View who would qualify over objection as an expert witness to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within twenty (20) days after receiving the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf, who shall be similarly qualified. If Landlord fails to timely notify Tenant of the appointment of its arbitrator, the arbitrator appointed by Tenant shall be the arbitrator to determine the issue. In the event that two (2) arbitrators are chosen, they shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators.

         Within ten (10) days following the appointment of the third arbitrator or the lapse of time when a party may appoint an arbitrator after the other party has appointed one, Landlord and Tenant shall each state in writing their determination of the Fair Market Rental supported by the reasons therefor, with counterpart copies delivered to the other party and to the arbitrator(s). If either party fails timely to submit its proposal for the Fair Market Rental in accordance with the later of the time periods provided for above, the Fair Market Rental shall be that submitted by the other party, and the arbitration shall be deemed concluded. The arbitrator(s) shall arrange for a simultaneous exchange of such proposed determinations. The arbitrators (or sole arbitrator) shall select one of the two proposed determinations as the Fair Market Rent, and shall have no right to propose a middle ground or any modification of either of the two proposed determinations. If there are three arbitrators, the concurrence of two of the three arbitrators shall be controlling. The determination they or he chooses shall constitute the decision of the arbitrator(s) and shall be final and binding upon the parties. The arbitrator(s) shall attempt to decide the issue within ten (10) days after the appointment of the third arbitrator. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any. The arbitrator(s) shall have the right to consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right of the other party to cross-examine. The arbitrator(s) shall render their or his decision and award in writing with counterpart copies to each party.

                  c. Tenant shall have notified Landlord no later than six (6) months prior to the Expiration Date of the Original Term of Tenant's election to exercise such right, otherwise, the Option shall be automatically null and void.

                  d. The lease for the Adjacent Property is still in full force and effect and Tenant shall have concurrently notified Landlord of Tenant's election to exercise its option to extend the term for the Adjacent Property.

                  e. All of the other terms, covenants, conditions, provisions and agreements of this Lease shall remain in full force and effect.

                  f. There shall be no further right to extend the term of this Lease, or any right to renew this Lease, beyond the Option Term.

         9. Right of First Refusal. Landlord hereby grants to Tenant the exclusive right, at Tenant's option, to purchase the Premises, upon the same terms and conditions and for the same purchase price as any bona fide offer which Landlord desires to accept for the purchase of the Premises from any person or entity. Upon receipt of a bona fide offer which is acceptable to Landlord, Landlord shall notify Tenant in writing of the purchase price, closing schedule, and such other terms as Landlord has negotiated and accepted, whereupon Tenant shall have five (5) business days from the date of such notice in which to elect to exercise Tenant's right to purchase. In the event Tenant elects to exercise its right to purchase as granted herein, then Tenant must do so by notifying Landlord in writing of its acceptance of all the terms in the bona fide offer within such five-day period. If Tenant declines to exercise its right of first refusal or otherwise fails to exercise its right in the manner or within the time period set forth herein, then Landlord shall be free to accept the offer of said third party.

         10. Assignment and Subletting. As a material part of the economic bargain between the parties and as consideration for Tenant's rights in the Premises, if (i) Tenant assigns its interest in this Lease, Tenant shall pay Landlord fifty percent (50%) of the transfer consideration received by Tenant in connection with the assignment, and (ii) Tenant sublets the transfer space, Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (A) all transfer consideration received by Tenant in connection with the sublease and (B) the Base Monthly Rent and additional rent allocated to the transfer space paid by Tenant to Landlord pursuant to this Lease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that it is received by Tenant. As used herein, the term "transfer consideration" shall mean any consideration of any kind received, or to be received, by Tenant as a result of the transfer (other than the transferee's promise to assume Tenant's obligations under this Lease), if such sums are related to, Tenant's interest in this Lease or in the Premises; including without limitation payments (in excess of the book value thereof) for Tenant's assets, trade fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, general intangibles and capital stock or other equity ownership interest in Tenant. Tenant's obligations under this paragraph shall survive any and all transfers. At the time Tenant makes any payment required by this paragraph, Tenant shall deliver to Landlord an itemized statement of the method used to calculate
Landlord's share of transfer consideration, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this paragraph. Upon request, Tenant shall deliver to Landlord copies of all agreements, bills, invoices or other documents related to such calculations. Landlord may condition its approval of any transfer upon obtaining a certification from both Tenant and the proposed transferee of all transfer consideration that is to be paid to Tenant in connection with such transfer.

         11. Cross-Default. Concurrently herewith, Tenant is entering into a lease with Landlord for the Adjacent Property ("280(A) N. Bernardo Lease"). Notwithstanding anything contained in Section 13 of the Lease to the contrary, the occurrence of any one or more of the events in Section 13.1 of the 280(A) N. Bernardo Lease shall constitute a material default and breach of this Lease by Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum.

LANDLORD:

D. R. STEPHENS & COMPANY


By /s/ D.R. Stephens
   -----------------------------------
       D. R. Stephens, General Partner


TENANT:

NETWORK COMPUTER DEVICES, INC.,
a California corporation


By /s/ Jack Bradley
   -----------------------------------
       Jack Bradley
- --------------------------------------
Print name
Its: Chief Financial Officer
     ---------------------------------

                WORK LETTER AGREEMENT - 280(B) N. Bernardo Avenue
                           (Formerly occupied by GTE)


         THIS WORK LETTER AGREEMENT is made as of August 18, 1992, by and between D. R. Stephens & Company ("Landlord") and Network Computing Devices, Inc., a California corporation ("Tenant"), for the premises located at 280(B) North Bernardo, Mountain View, California -- formerly occupied by GTE -- (the "Premises") pursuant to that certain Lease and Lease Addendum executed concurrently herewith, by and between Landlord and Tenant (the "Lease"). The words and phrases which are capitalized in this Work Letter shall have the same meaning as such words and phrases have in the Lease.

         1. Landlord has no obligation to improve, alter or remodel the Premises, except as follows:

                  a. Landlord shall make the repairs and replace the building systems and roof as required pursuant to Section 2 of the Addendum,

                  b. On or before the Commencement Date (hereinafter defined) or as soon thereafter as reasonably possible, Landlord shall, at its sole cost and expense (and without deduction or offset against the Construction Allowance defined below), do the following:

                                    paint the exterior of the building; and

                                    seal, repair and restripe the parking lot to be suitable for the loading, unloading and travel of commercial vehicles, including semi's not to exceed $14,000.

                  c. Within six months after the Commencement Date or as soon thereafter as reasonably possible, Landlord shall, at its sole cost and expense (and without deduction or offset against the Construction Allowance defined below), landscape the exterior area in a manner comparable to the landscaping of the property located at 350 N. Bernardo Avenue, Mountain View, CA, which will include:

                                    pruning  trees and shrubs  along the Central
                                    Expressway,

                                    installing a total of 8 to 10 shrubs on the Premises and Adjacent Property,

                                    installing a total of 10 flats of color on the Premises and Adjacent Property,

                                    cleaning the patio area, and

                                    planting, for fill-in purposes, shrubs and ivy, as needed.

                  d. On or before the Commencement Date or as soon thereafter as reasonably possible, Landlord shall, at its sole cost and expense (and without deduction or offset against the Construction Allowance defined below), make such changes, if any, to the exterior area of the Premises as are required to be made by the American Disabilities Act in effect as of the Commencement Date.

                  e. Subject to Landlord's prior approval, Tenant may select the color of the paint for the Building.

                  f. Landlord shall construct or cause to be constructed the Tenant Improvements as provided for in this Work Letter.

         2. Landlord hereby agrees to allocate the sum of Six Hundred Fifty Thousand and no/100ths Dollars ($650,000.00) as a construction allowance ("Construction Allowance") for the design and construction of the Tenant Improvements (hereinafter defined). Any and all fees and costs for the Tenant Improvements in excess of the Construction Allowance shall be the sole and exclusive obligation of the Tenant. In the event the fees and costs of the Tenant Improvements are in excess of the Construction Allowance, Tenant shall pay such overage on a monthly pro rata basis concurrently with Landlord's monthly disbursement of the Construction Allowance immediately after receiving written notice from Landlord of the amount payable by Tenant and invoices substantiating the payment to be made. In the event Tenant fails to pay its monthly pro rata payment on the date when due, then Landlord shall have no obligation to continue constructing the Tenant Improvements until such payment is made, and Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom.

         The costs of the Tenant Improvements to be paid from the Construction Allowance shall include:

                  a. The costs for the preparation of the Construction Documents (hereinafter defined), including Grobman's fees and costs;

                  b. The costs for obtaining permits and other necessary authorizations from the City of Mountain View, County of Santa Clara and the State of California;

                  c. All costs of interior design and finish schedule plans and specifications including as-built drawings; and

                  d. All direct and indirect costs of procuring and installing the Tenant Improvements in the Premises, including the construction fee for overhead and profit and the cost of all onsite supervisory and administrative staff, office, equipment and temporary services in connection with construction of the Tenant Improvements.

                  Notwithstanding the foregoing, Tenant shall be liable for all costs and fees for the services described above which are in excess of the Construction Allowance. In no event shall the costs of the Tenant Improvements include any costs for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property ("Personal Property") to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant.

         3. All space plans, design and working drawings required for the Tenant Improvements ("Construction Documents") shall be prepared by Reel/Grobman & Associates ("Grobman"). Tenant acknowledges that it has reviewed and approved the proposal from Grobman dated August 3, 1992, a copy of which is attached hereto, and that Tenant is satisfied with the terms and conditions set forth therein. Tenant and Landlord shall each review the Construction Documents on or before the dates set forth in the schedule contained in the Grobman proposal. Any such approval is to be evidenced by Tenant's and Landlord's initials on each sheet of the Construction Documents. If Tenant does not approve any of the Construction Documents it receives from Grobman within the time periods set forth in the schedule or if Tenant desires to make any modifications to the same, any delay attributable to such disapproval or modifications shall be a Tenant Delay (as defined herein below).

         All real property improvements shown on the Construction Documents are referred to herein as the "Tenant Improvements."

         4. Tenant shall devote such time as may be necessary to enable Landlord or Grobman to submit for approval the Construction Documents to the appropriate government authorities of the Construction Documents for the Premises by October 23, 1992. In the event any governmental authority whose approval is necessary to proceed with the construction of Tenant Improvements fails to approve the construction Documents prior to December 7, 1992 as a result of Tenant's insistence on certain improvements being included as a part of Tenants Improvements, such failure shall be deemed to be a Tenant Delay.

         5. Tenant, by signing the Construction Documents and approving the general contractor with Grobman, shall give Landlord authorization to complete the Tenant Improvements to the Premises in accordance, with such Construction Documents. If such authorization and approval is not received by Landlord and Grobman within the time periods set forth in the Grobman schedule, Landlord shall not be obligated to commence the Tenant Improvements on the Premises until such authorization and approval is received and Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom.

         6. Subject to the provisions in Paragraph 7 below, the Commencement Date shall mean the earlier to occur of:

                  a. the date Tenant actually occupies the entire Premises, or

                  b. the date of Substantial Completion of the Tenant Improvements, which the parties estimate will occur on January 25, 1993 (the "Scheduled Commencement Date"). "Substantial completion" shall be determined by Grobman and shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or similar minor corrective work.

         Subject to the provisions in Paragraph 7 below, the Expiration Date shall mean the date which is eight (8) years and seven (7) months after the Commencement Date.

         If  the   Commencement   Date  is  a  date  other  than  the  Scheduled
Commencement Date, Landlord and Tenant shall promptly execute an amendment to the Lease specifying the Commencement Date and Expiration Date.

         7. The Commencement Date and the Expiration Date shall be subject to and modified by the following:

                  a. If Substantial Completion of the Tenant Improvements in the Premises is delayed as a result of any delay attributable to Tenant's acts or failure to act ("Tenant Delay"), then the original Term of the Lease and the Rent (including all Additional Rent) shall commence to accrue one day earlier for each day of delay attributable to Tenant's acts or failure to act. A Tenant Delay shall include, but not be limited to the following:

                                    Tenant's request for a delay;

                                    Tenant's  request to change the Construction
                                    Documents previously approved;

                                    Tenant's failure to approve within three (3)
                                    working  days  after  Tenant's   receipt  of
                                    Landlord's  request  for any  changes in the
                                    Construction   Documents  necessary  due  to
                                    governmental requirements together with a copy of the proposed changes;

                                    Tenant's   failure   to  pay  any   monetary
                                    obligations it is obligated to pay within the time periods set forth hereunder and under the Lease, including but not limited to the payment for the Tenant Improvements in excess of the Construction Allowance;

                                    Tenant's   failure   to   comply   with  the
                                    provisions of this Agreement;

                                    Tenant's   request  to  have  additional  or
                                    different  work  not  included   within  the
                                    Construction  Documents  constructed  in the
                                    Premises and/or the construction thereof;

                                    Tenant's failure to approve the Construction
                                    Documents within the time periods set forth hereinabove;

                                    The occurrence of any event which is deemed a Tenant Delay under this Agreement; and

                                    Prior to  approval  by both  parties  of the
                                    Construction  Documents,   any  delay  which
                                    Grobman     reasonably     determines     is
                                    attributable to changes or additions to requirements of Tenant or the information theretofore supplied by Tenant to Grobman or the general contractor, outside of the normal scope of such changes or additions which would be customary in a construction project of the scope contemplated by this Work Letter Agreement.

                  b. Tenant acknowledges that the Premises are, as of the date hereof, subject to a lease. If, for any reason other than a Tenant Delay, Landlord cannot deliver possession of the Premises to Tenant by January 25, 1993, then in that event, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of the Lease or the obligations of Tenant hereunder, but in such case, Tenant shall not be obligated to pay rent or perform any other obligation of Tenant until Landlord delivers possession of the Premises to Tenant.

                  c. It is the intent of the parties hereto that the lease term for the Premises shall run concurrently with and expire simultaneously with the lease for the Adjacent Property.

         8. Upon substantial completion of that portion of the Tenant Improvements in the area of the Premises devoted primarily to field repair and manufacturing, Tenant may occupy that portion of the Premises; provided, that, Tenant shall pay its pro-rata share of (i) the Base Rent (ii) the insurance premiums incurred by Landlord, and (iii) the Real Property Taxes. Tenant's pro-rata share shall be determined by a ratio, the numerator of which is the number of occupied square feet in the Premises and the denominator is 53,160 square feet. Any such partial, early occupancy shall not advance nor affect the Commencement Date or Expiration Date of the Original Term. Except as modified herein, Tenant shall be otherwise subject to all other terms and conditions of the Lease, including the obligation to pay for any and all utility, water, heating, air conditioning, janitorial, garbage and telephone expenses relating to Tenant's use or occupancy of the Premises.

         9. In the event either party requests that any portion of the work to be performed by Landlord be delayed, the party requesting such delay shall pay all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in the cost of labor or materials.

         10. Any and all Tenant Improvements paid for in whole or in part by Landlord shall at once become and remain the property of Landlord.

         11. In the event of any breach by either party of the provisions of this Work Letter, the non-defaulting party may elect to treat such breach as a default under the Lease which shall entitle such non-defaulting party to any of the rights and remedies provided thereunder.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Letter Agreement as of the date and year first above written.

LANDLORD:

D. R. STEPHENS & COMPANY


By /s/ D.R. Stephens
   -----------------------------------
       D. R. Stephens, General Partner


TENANT:

NETWORK COMPUTING DEVICES, INC.,
a California corporation


By /s/ Jack Bradley
   -----------------------------------
       Jack Bradley
- --------------------------------------
Print name
Its: Chief Financial Officer
     ---------------------------------

                                    EXHIBIT C

                          Plans and Specifications for
                         Assignee's Tenant Improvements




             [Document Not Provided to Registrant with Master Lease]

                                    EXHIBIT D

                              Option to Extend Term


         8. Option To Extend Term. Tenant shall have the right to extend the term of this Lease for an additional term of ten (10) years (the "Option") commencing on December 1, 2003, and terminating on November 30, 2013 (the "Option Term"), upon the following terms and conditions:

                  a. Tenant shall have notified Landlord no later than November 30, 2002, of Tenant's election to exercise such right, otherwise the Option shall be automatically null and void.

                  b. The leases for both 280(A) and 280(B) N. Bernardo Avenue (each being the "Adjacent Property" to the other) must still be in full force and effect, Tenant shall have concurrently notified Landlord of Tenant's election to exercise its option to extend the term for the Adjacent Property and the term for the Adjacent Property must be extended concurrently with the Option Term under this Lease.

                  c. When it notifies Landlord of its election to exercise the Option and on the last day of the Original Term of this Lease Tenant shall (i) not be in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, (ii) not have committed any act which, with the passage of time or the giving of notice, would constitute an event of default and (iii) not have assigned or otherwise transferred its interest in this Lease or subleased more than a combined total of 84,800 square feet of the premises under this Lease and the Lease for the Adjacent Property. The Option is intended to be personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

                  d. The initial base monthly rent for the Premises for the Option Term shall be ninety percent (90%) of the Fair Market Rental (as hereinafter defined) for the Premises prevailing at the commencement of the Option Term; provided that in no event shall the base monthly rent be less than the base monthly rent for any year immediately preceding the Option Term nor more than one hundred forty percent (140%) of the highest base monthly payable for any month during the Original Term. The base rent shall be increased by $0.05 per square foot per month over the initial base monthly rent for the period June 1, 2006, through November 30, 2008; there shall be an additional increase of $0.05 per square foot per month for base monthly rent for the period December 1, 2008, through May 30, 2011; and there shall be a final increase of an additional $0.05 per square foot per month for the base rent for the period June 1, 2011, through the termination of the Option Term.

         The term "Fair Market Rental" shall mean the base monthly rent (expressed as a net rental rate per square foot of rentable area per month) payable by a tenant and actually being received by a landlord for comparable space in other comparable buildings in Mountain View of like quality and location, adjusted to account for, floor level, views, leasehold improvements or allowances provided by Landlord, rental abatements, equity participation, lease takeovers or assumptions, rent credits, moving expenses and other forms of rental concessions, management or cost recovery fees, proposed term of the lease, and any other relevant terms or conditions.

         Landlord, by notice to Tenant delivered on or before nine (9) months prior to the commencement of the Option Term shall determine the Fair Market Rental. If Tenant objects to Landlord's determination, Landlord and Tenant shall negotiate in good faith in an effort to mutually agree upon the Fair Market Rental. If Landlord and Tenant have not been able to agree upon the Fair Market Rental at least six (6) months prior to the commencement of the Option Term, Landlord and Tenant shall each prepare their own final written proposed determination of Fair Market Rental, which shall be exchanged by the parties and which shall constitute the final proposed determination submitted by each party to the arbitrators in the event of arbitration as described below. If the parties cannot agree on the Fair Market Rental for the period in question, the parties shall proceed to arbitration to determine Fair Market Rental. Should Tenant elect to arbitrate and should the arbitration not have been concluded prior to the date the Option Term is to commence, then pending determination of Fair Market Rental by arbitration, Tenant shall continue to pay the same base monthly rent during the Option Term as Tenant paid for the last month of the Original Term. If the amount of Fair Market Rental as determined by arbitration differs from the rent theretofore paid during the Option Term, any adjustment required to correct the amount previously paid shall be made by payment by the appropriate party after such determination of Fair Market Rental.

         If arbitration occurs, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in San Jose in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes, except to the extent that the procedures mandated by said rules shall be modified as follows: Tenant shall make demand to Landlord for arbitration in writing within thirty (30) days after receiving Landlord's final written proposed determination of Fair Market Rental, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the Fair Market Rental of comparable office building projects in Mountain View who would qualify over objection as an expert witness to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within twenty (20) days after receiving the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf, who shall be similarly qualified. If Landlord fails to timely notify Tenant of the appointment of its arbitrator, the arbitrator appointed by Tenant shall be the arbitrator to determine the issue. In the event that two (2) arbitrators are chosen, they shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators.

         Within ten (10) days following the appointment of the third arbitrator or the lapse of time when a party may appoint an arbitrator after the other party has appointed one, Landlord and Tenant shall each state in writing their determination of the Fair Market Rental supported by the reasons therefor, with counterpart copies delivered to the other party and to the arbitrator(s). If either party fails timely to submit its proposal for the Fair Market Rental in accordance with the later of the time periods provided for above, the Fair Market Rental shall be that submitted by the other party, and the arbitration shall be deemed concluded. The arbitrator(s) shall arrange for a simultaneous exchange of such proposed determinations. If there are three arbitrators, the concurrence of two of the three arbitrators shall be controlling. The arbitrators (or sole arbitrator) shall select one of the two proposed determinations as the Fair Market Rent, and shall have no right to propose a middle ground or any modification of either of the two proposed determinations. The determination they or he chooses shall constitute the decision of the arbitrator(s) and shall be final and binding upon the parties. The arbitrator(s) shall attempt to decide the issue within (10) days after the appointment to the third arbitrator. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any. The arbitrator(s) shall have the right to consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right of the other party to crossexamine. The arbitrator(s) shall render their or his decision and award in writing with counterpart copies to each party.

                  e. All of the other terms, covenants, conditions, provisions and agreements of this Lease shall remain in full force and effect.

                  f. There shall be no further right to extend the term of this Lease, or any right to renew this Lease, beyond the Option Term.

                                    EXHIBIT E

                                 280(A) Sublease
                              (including Addendum)

                          STANDARD INDUSTRIAL SUBLEASE
                   American Industrial Real Estate Association


1. Parties. This Sublease, dated for reference purposes only June 5, 1996, is made by and between PINNACLE SYSTEMS, INC., a California corporation (herein called "Sublessor") and NETWORK COMPUTING DEVICES, INC., a California corporation (herein called "Sublessee").

2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara, State of California, commonly known as approximately 41,460 square feet of space ("Premises") within the building commonly known as 280 (A) North Bernardo Avenue, Mountain View, California as more particularly described on the Floor Plan, attached hereto as Exhibit 2, and made a part hereof. Said Building, including the surrounding and improvements, is hereinafter called the Master Premises.

3.       Term.

         3.1 Term. The term of this Sublease shall be for twelve (12) months commencing on (See Paragraph 1 of the First Addendum to Standard Industrial Sublease attached hereto ("First Addendum")).

         3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee.

4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of (See Paragraph 2 of the First Addendum) in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $30,000.00 as rent for the first month's Base Rent. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. Security  Deposit.  Sublessee  shall deposit with  Sublessor  upon  execution hereof $32,339.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.       Use.

         6.1 Use. The Premises shall be used and occupied only for general office, testing, packaging and shipping of computers, monitors and related electronic devices and for no other purpose.

         6.2     [paragraph intentionally omitted]

         6.3     [paragraph intentionally omitted]

7.       Master Lease.

         7.1 Sublessor is the lessee of the Premises by virtue of a lease between D.R. Stephens & Company, a California limited partnership ("Master Lessor") and Sublessee dated August 18, 1992 ("Original Lease"). Pursuant to the certain Assignment and Modification of Leases of even date herewith among Sublessor, Sublessee and Master Lessor (the "Assignment"), the Original Lease was amended and Sublessee's interest therein was assigned to Sublessor. The Original Lease as so amended and assigned is hereinafter referred to as the Master Lease, a copy of which is attached hereto marked Exhibit 1.

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3     [paragraph intentionally omitted]

         7.4     [paragraph intentionally omitted]

         7.5     [paragraph intentionally omitted]

         7.6     [paragraph intentionally omitted]

         7.7     [paragraph intentionally omitted]

         7.8     [paragraph intentionally omitted]

8.0       [paragraph intentionally omitted]

9.0       [paragraph intentionally omitted]

10.      [paragraph intentionally omitted]

11. Attorney's fees. If any party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action on trial and appeal, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the Court.

12. Additional Provisions. If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.

         SEE FIRST ADDENDUM.


Executed at                         /s/ Arthur Chadwick
           ---------------              ----------------------------------------
on                                  By Arthur Chadwick
  ------------------------             -----------------------------------------
address                             By
       -------------------            ------------------------------------------
                                            "Sublessor" (Corporate Seal)
- --------------------------
Executed at                         /s/ Jack Bradley
           ---------------              ----------------------------------------
on                                  By Jack Bradley
  ------------------------             -----------------------------------------
address                             By
       -------------------            ------------------------------------------
                                            "Sublessee" (Corporate Seal)
- --------------------------
Executed at                         /s/ D.R. Stephens
           ---------------              ----------------------------------------
on                                  By D.R. Stephens
  ------------------------             -----------------------------------------
address                             By
       -------------------            ------------------------------------------

- --------------------------                 "Master Lessor" (Corporate Seal)

                                    Exhibit I

                                  Master Lease


                                [to be inserted]

                                    Exhibit 2

                                   Floor Plan


                                [to be inserted]

                 FIRST ADDENDUM TO STANDARD INDUSTRIAL SUBLEASE


         THIS FIRST ADDENDUM TO STANDARD INDUSTRIAL SUBLEASE ("First Addendum") is made between PINNACLE SYSTEMS, INC., as Sublessor ("Sublessor"), and NETWORK COMPUTING DEVICES, INC., as Sublessee ("Sublessee"), to be a part of that certain Standard Industrial Sublease ("Sublease") of even date herewith between Sublessor and Sublessee for approximately 41,460 square feet of space ("Premises") within the Building ("Building") located at 280(A) North Bernardo Avenue, Mountain View, California ("Master Premises").

         1.       Term:

                  a. Term: The term of this Sublease (the "Term") shall be for a period of twelve (12) months and shall commence (the "Sublease Commencement Date") upon the "Closing" as defined in the Agreement to Assign and Modify Leases of even date herewith among Sublessor, Sublessee and Master Lessor ("Agreement"), and shall expire (the "Expiration Date") on the last calendar day of the twelfth (12th) month following the Sublease Commencement Date, unless the Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. If for any reason the Closing does not occur as and when required under the Agreement, then this Sublease shall be of no force and effect and shall automatically be deemed terminated.

                  b. No Option to Extend: The parties hereto acknowledge that Sublessee has no option to extend the Term of the Sublease beyond the Expiration Date.

                  c. Right of First Offer: If at any time during the Term, Sublessor desires to sublet, rather than occupy, the Premises after the Expiration Date, and if Sublessee is not then in default (or would not then be in default but for the pendency of any grace period) under this Sublease, then Sublessor shall notify Sublessee in writing of the terms on which Sublessor is willing to sublease the Premises after the Expiration Date. If within ten (10) days after receipt of Sublessor's notice, Sublessee agrees in writing to sublease the Premises upon such terms or such other terms as are mutually acceptable to Sublessor and Sublessee, and Master Lessor approves in writing of same, then Sublessor and Sublessee shall execute a sublease upon such terms within twenty (20) days of Sublessee's receipt of Sublessor's notice. If either Sublessee does not deliver its notice of intent to sublease the Premises within said ten (10) day period, if Sublessor and Sublessee do not enter into a fully-executed sublease within said twenty (20) period, or if Sublessor is unable to obtain Master Lessor's written approval of such sublease within said twenty (20) day period, then this right of first offer to sublease shall lapse and be of no further force or effect; in such event, Sublessor shall have the right to sublease the Premises to a third party on the same or on any other terms more or less favorable than those offered to Sublessee. This right of first offer is personal to Sublessee and is not transferable.

         2.       Monthly Rent:

                  a. Monthly Base Rent: Sublessee shall pay to Sublessor as Base Rent ("Base Rent") for the Premises equal monthly installments of Thirty Thousand Dollars ($30,000). Base Rent shall be


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



paid monthly on or before the first (1st) day of each calendar month. Rent for any period during the term hereof which is for less than a complete calendar month shall be a pro rata portion of the monthly installment based upon a thirty-day month. All rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. All rent shall be paid directly to Sublessor c/o Mr. Arthur Chadwick, Pinnacle Systems, Inc., 870 West Maude Avenue, Sunnyvale, California 94086, or to such other persons or at such other addresses as may be designated in writing from time to time by Sublessor.

                  b. Additional Rent: All monies required to be paid by Sublessee under this Sublease, including without limitation, any amounts payable by Sublessee or Sublessor to Master Lessor shall be deemed additional rent hereunder.

                  c. Operating Expenses and Real Property Taxes: Sublessee shall pay to Sublessor upon demand all insurance expenses. Real Property Taxes (as defined in the Master Lease and incorporated herein), or any installment thereof, and any other expenses under the Master Lease that are required to be paid by Sublessor to Master Lessor, or otherwise required to be paid by Sublessor under the Master Lease.

         3.       [Paragraph Intentionally Omitted.]

         4. Use; Compliance with Laws: As Sublessor has been in possession of the Premises under the Original Lease, Sublessor has not made and does not make any representations or warranties regarding the suitability of the Premises for Sublessee's intended use, the permissibility of Sublessee's intended use under applicable laws, or the requirements, if any, which may be imposed by governmental authorities with respect to such use. Sublessee, at Sublessee's sole cost and expense, shall comply with all laws, ordinances, underwriter's requirements, statutes, rules, regulations, court orders and requirements of every governmental authority (collectively, "Laws") pertaining to Sublessee's use of the Premises and the conduct of Sublessee's business at the Premises, including without limitation all health and safety Laws, environmental Laws and Laws regarding construction of improvements in, on, or about the Premises (including without limitation the Americans with Disabilities Act).

         5. Condition: As Sublessor has been in possession of the Premises under the Original Lease, Sublessor has not made and does not make any representations or warranties regarding the quality or condition of the Premises or any improvements located thereon. The Premises are subleased to Sublessee "AS IS" in their current condition. Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Premises, including, without limitation, any alteration, improvement or repair required to comply with any Laws. Sublessee shall look solely to Master Lessor for the performance of any maintenance, repairs and/or restoration required to be performed by Master Lessor under the terms of the Master Lease.

         6. Status of Master Lease: This Sublease is and shall at all times be subject in all respects and subordinate to the Master Lease. Sublessee hereby expressly assumes and agrees, except to the extent expressly provided to the contrary in this Sublease (i) to comply with all provisions of the Master Lease,
(ii) to perform all obligations of the "Lessee" under the Master Lease in favor of Sublessor and

Master Lessor, and (iii) to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands, and expenses (including reasonable attorneys' and experts' fees) arising out of Sublessee's failure to comply with or to perform Sublessee's obligations hereunder or the obligations of the "Lessee" under the Master Lease as herein provided. In the event of the termination of Sublessor's interest as "Lessee" under the Master Lease for any reason, then this Sublease shall terminate concurrently therewith without any liability of Sublessor or Master Lessor to Sublessee. If, however, there is any conflict between the terms and conditions of this Sublease and the terms and conditions of the Master Lease, as between Sublessor and Sublessee, the terms and conditions of this Sublease shall control.

         7. Broker: Sublessee agrees to pay for and hold Sublessor harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any agent, broker, salesman or finder in connection with this transaction.

         8. Sublessee's Indemnity: In amplification and not in restriction of Sublessee's other indemnity obligations to Sublessor as stated in that certain Agreement Concerning Assignment of Leases between the parties of even date herewith (the "Assignment Agreement"), Sublessee shall indemnify, defend, protect, and hold Sublessor harmless from and against all claims, demands, causes of action, losses and expenses (collectively "Claims") which may be brought against Sublessor or which Sublessor may pay or incur by reason of a Breach of this Sublease by Sublessee, a misrepresentation by Sublessee of the matters set forth herein, or the negligence or willful misconduct of Sublessee or Sublessee's employees, agents, contractors, or invitees in or about the Premises during the Term to the extent that the Claims are not caused by the negligence or willful misconduct of Sublessor or Sublessor's agents. Without limiting the generality of the foregoing, Sublessee shall indemnify defend, protect and hold Sublessor harmless from and against any Claims which may be brought against Sublessor or which Sublessor may pay or incur by reason of any violation of law by Sublessee or its employees, agents or contractors during the Term.

         9. Assignment and Subletting: Sublessee shall not assign this Sublease, or sublet all or any portion of the Premises. If Sublessee assigns or sublets the Premises, such assignment or subletting shall be null and void and shall constitute a Breach of this Sublease.

         10. Effect of Conveyance: As used in this Sublease, the term "Sublessor" means the holder of the interest of the "Lessee" under the Master Lease. In the event of any transfer of said Lessee's interest, Sublessor shall be and hereby is entirely relieved and released of all covenants and obligations of the Sublessor hereunder, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by the Sublessor hereunder. Sublessor may transfer and deliver any security of Sublessee to the transferee of said Lessee's interest in the Master Lease, and thereupon Sublessor shall be discharged from any further liability with respect thereto.

         11. Incorporation of Master Lease: Unless specifically excluded or modified, the terms and conditions of this Sublease shall include all Articles and Paragraphs of the Original Lease as modified by the Assignment, which are incorporated into this Sublease as if fully set forth, except that: (i) each reference in such incorporated Articles and Paragraphs to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the subleased "Premises" herein; (iii) each reference to "Lessor" and "Lessee" shall be deemed a reference to "Sublessor" and "Sublessee", respectively, except as otherwise expressly set forth herein; (iv) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor's reasonable efforts (excluding the payment of money or other items of value) to obtain Master Lessor's performance; (v) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults; and (vi) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor's consent is not obtained. The following Articles, Paragraphs, Addenda and Exhibits of and to the Original Lease as amended by the Assignment, are hereby excluded from this Sublease: Article 1, except for Paragraph 1.8 and 1 .9: Articles 3, 12 and 15; the second sentence of Article 22; Article 25; Lease Addendum Paragraphs 2, 3, 8, 9, 10 and 11, and the Work Letter.

         12. Surrender of Premises: Prior to the expiration of this Sublease, Sublessee shall remove all of its trade fixtures and personal property (and repair any damage caused by such removal) and shall surrender the Premises to Sublessor in good condition, reasonable wear and tear, excepted, and free of any Hazardous Materials released or otherwise caused by Sublessee, its agents, employees or contractors. If the Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Premises to the required condition. Sublessee shall indemnify Sublessor against all loss and liability resulting from Sublessee's delay in surrendering the Premises.

         13. Survival: All provisions of the Sublease which, by their import should survive the termination or sooner expiration of this Sublease (including, without limitation, all indemnifications hereunder) shall so survive.

         14. Effect of Addendum: All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Sublease, unless specifically defined herein. In the event of any inconsistency between this First Addendum (and any exhibits attached hereto) and the Sublease (and any exhibits attached thereto), the terms of this First Addendum shall prevail. As used herein, the term "Sublease" shall mean the Sublease, this First Addendum and all addenda, riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Sublease or this First Addendum.

SUBLESSOR:                                      SUBLESSEE:

PINNACLE SYSTEMS, INC.                          NETWORK COMPUTING DEVICES, INC.

By: /s/ Arthur Chadwick                         By: /s/ Jack Bradley
    ----------------------------                    ----------------------------

Printed                                         Printed
Name: Arthur Chadwick                           Name: Jack Bradley
      --------------------------                      --------------------------

Title: Chief Financial Officer                  Title: Chief Financial Officer
       -------------------------                       -------------------------

Date: May 31, 1996                              Date: May 31, 1996
      --------------------------                      --------------------------




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